15,000,000 Shares

Warrants to Purchase 15,000,000 Shares

NEOSTEM, INC.

UNDERWRITING AGREEMENT

March 29, 2012

MAXIM GROUP LLC

405 Lexington Avenue

New York, New York 10174

Dear Sirs:

1.           INTRODUCTION.   NeoStem, Inc., a Delaware corporation (the “Company”), proposes to issue and sell to the several underwriters (as defined below) named in Schedule I hereto, pursuant to the terms and conditions of this Agreement (this “Agreement”), an aggregate of 15,000,000 units (the “Firm Units”), with each Unit consisting of (i) one share of common stock, $0.001 par value (the “Common Shares”) of the Company (the “Firm Shares”) and (ii) one warrant to purchase one Common Share (the “Firm Warrants”).  The Units will not be issued or certificated.  The Shares and Warrants are immediately separable and will be issued separately.  The terms of the Firm Warrants are set forth in the form attached hereto as Exhibit D. The Common Shares underlying the Firm Warrants are hereinafter referred to as the “Firm Warrant Shares”. The Company hereby confirms that the several underwriters named in Schedule I hereto (the “Underwriters”) have been engaged to act as the Underwriters in accordance with the terms and conditions hereof.  Maxim Group LLC (“Maxim”) is acting as the representative of the several Underwriters, if any others, and in such capacity is hereinafter referred to as the “Representative.”  The Firm Shares, the Firm Warrants and Firm Warrant Shares are sometimes collectively referred to herein as the “Firm Securities.” The proposed offering, issuance and sale of the Units (including the offering, issuance and sale of Option Units pursuant to Section 2.3) is hereby referred to as the “Offering.”

2.           Delivery and Payment; Over-allotment.  On the basis of the representations, warranties and agreements of the Company herein contained, and subject to all the terms and conditions of this Agreement:

2.1             The Company agrees to issue and sell and the Underwriters, severally and not jointly, agree to purchase from the Company an aggregate of 15,000,000 Units at a purchase price of $0.372 per Unit (the “Purchase Price”).  The Company has been advised by you that you propose to make a public offering of the Units as soon after this Agreement has become effective as in your judgment is advisable.  The Company is further advised by you that the Units are to be offered to the public initially at $0.40 per Unit.

2.2          Payment of the Purchase Price for, and delivery of, the Shares and the Warrants contained in the Units shall be made at the time and date of closing and delivery of the documents required to be delivered to the Underwriters pursuant to Sections 4 and 6 hereof, which shall be at 10:00 A.M., New York time, on April 3, 2012 (the “Firm Closing Date”) at the office of Ellenoff Grossman & Schole LLP, 150 East 42nd Street, New York, NY 10017, or at such other time and date as the Representative and the Company determine pursuant to Rule 15c6-1(a) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). On the Closing Date, the Company shall deliver the Shares and Warrants contained in the Units, which shall be registered in the name or names and shall be in such denominations as the Representative may request at least one (1) business day before the Closing Date, to the Representative, which delivery (a) with respect to the Shares, shall be made through the facilities of the Depository Trust Company’s DWAC system, and (b) with respect to the Warrants, shall be made in physical, certificated form.

2.3           For the purposes of covering any over-allotments in connection with the distribution and sale of the Firm Units, the Underwriters are hereby granted, an option to purchase up to an additional 2,250,000 units (“Option Units” and together with the Firm Units, the “Units”)) representing fifteen percent (15%) percent of the Firm Units sold in the Offering from the Company (the “Over-allotment Option”). Such Option Units shall consist of, in the aggregate, 2,250,000 Common Shares (“Option Shares” and together with the Firm Shares, the “Shares”) and warrants (“Option Warrants” and together with the Firm Warrants, the “Warrants”) to purchase 2,250,000 Common Shares (“Option Warrant Shares” and together with the Firm Warrant Shares, the “Warrant Shares”), the net proceeds of which will be deposited with the Company’s account. The purchase price to be paid for the Option Units will be the Purchase Price per Option Unit (“Unit Purchase Price”). The Firm Securities, the Option Shares, the Option Warrants and the Option Warrant Shares are hereinafter referred to collectively as the “Securities.” Notwithstanding anything to the contrary in this Agreement, the Company shall be required to honor an exercise of the Over-allotment Option only to the extent that after taking into account the resulting issuance of Securities in connection with such exercise of the Over-allotment Option, the Company would at all times remain in compliance with the limitations imposed on the Company by General Instruction I.B.6 to Form S-3, as determined by the Company.

2.4 Subject to Section 2.3 hereof, the Over-allotment Option granted pursuant to Section 2.3 hereof may be exercised by the Underwriter as to all (at any time) or any part (from time to time) of the Option Units within 45 days after the date hereof. The Underwriter will not be under any obligation to purchase any Option Units prior to the exercise of the Over-allotment Option. The Over-allotment Option granted hereby may be exercised by the giving of oral notice to the Company from the Underwriter, which must be confirmed in writing by overnight mail or facsimile or other electronic transmission setting forth the number of Option Units to be purchased and the date and time for delivery of and payment for the Option Units (the “Option Closing Date” and together with the Firm Closing Date, the “Closing Dates”), which will not be later than five (5) full Business Days after the date of the notice or such other time as shall be agreed upon by the Company and the Underwriter, at the offices of Ellenoff Grossman & Schole LLP or at such other place (including remotely by facsimile or other electronic transmission) as shall be agreed upon by the Company and the Underwriter. If such delivery and payment for the Option Units does not occur on the Firm Closing Date, the Option Closing Date will be as set forth in the notice. Upon exercise of the Over-allotment Option, the Company will become obligated to convey to the Underwriter, and, subject to the terms and conditions set forth herein, the Underwriter will become obligated to purchase, the number of Option Units specified in such notice.

2.5 Payment of the Unit Purchase Price for, and delivery of, the Option Shares and the Option Warrants contained in the Option Units shall be made at the time and date of closing and delivery of the documents required to be delivered to the Underwriters pursuant to Sections 4 and 6 hereof, which shall be at 10:00 A.M. on each Option Closing Date, or at such other time and date as the Representative and the Company determine pursuant to Rule 15c6-1(a) under the Exchange Act. On each Option Closing Date, the Company shall deliver the Option Shares and Option Warrants contained in the Option Units, which shall be registered in the name or names and shall be in such denominations as the Representative may request at least one (1) business day before the applicable Option Closing Date, to the Representative, which delivery (a) with respect to the Option Shares, shall be made through the facilities of the Depository Trust Company’s DWAC system, and (b) with respect to the Option Warrants, shall be made in physical, certificated form.

2.6   Prior to the earlier of (i) the date on which this Agreement is terminated and (ii) the expiration of the Over-allotment period (or Option Closing Date, if later), the Company shall not, without the prior written consent of the Representative, solicit or accept offers to purchase Units or securities convertible into Common Shares (other than pursuant to the exercise of options or warrants to purchase Common Shares or for dividend payments, redemptions or conversion of preferred shares, in each case, that are outstanding at the date hereof) otherwise than through the Underwriters in accordance herewith.

2.7 No Units which the Company has agreed to sell pursuant to this Agreement shall be deemed to have been purchased and paid for, or sold by the Company, until the Shares and Warrants contained in such Units shall have been delivered to the Underwriters thereof against payment by each of the Underwriters.  If the Company shall default in its obligations to deliver any Shares or Warrants contained in the Units to the Underwriters, the Company shall indemnify and hold each Underwriter harmless against any loss, claim, damage or expense arising from or as a result of such default by the Company in accordance with the procedures set forth in Section 7(c) herein.

3.           REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to the several Underwriters, as of the date hereof and as of each Closing Date (as defined below), and agrees with the several Underwriters, that:

(a)          The Company has prepared and filed in conformity with the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and published rules and regulations thereunder (the “Rules and Regulations”) adopted by the Securities and Exchange Commission (the “Commission”) a “shelf” Registration Statement (as hereinafter defined) on Form S-3 (File No. 333-173855 which became effective as of June 13, 2011 (the “Effective Date”), including a base prospectus, dated as of June 13, 2011, relating to the Units (the “Base Prospectus”), and such amendments and supplements thereto as may have been required to the date of this Agreement. The term “Registration Statement” as used in this Agreement means the registration statement (including all exhibits, financial schedules and all documents and information deemed to be a part of the Registration Statement pursuant to Rule 430B of the Rules and Regulations), as amended and/or supplemented to the date of this Agreement, including the Base Prospectus. The Registration Statement is effective under the Securities Act and no stop order preventing or suspending the effectiveness of the Registration Statement or suspending or preventing the use of the Prospectus has been issued by the Commission and no proceedings for that purpose have been instituted or, to the knowledge of the Company, are threatened by the Commission.  The Company, if required by the Rules and Regulations of the Commission, will file the Prospectus (as defined below), with the Commission pursuant to Rule 424(b) of the Rules and Regulations.  The term “Prospectus” as used in this Agreement means the prospectus, in the form in which it is to be filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations, or, if the prospectus is not to be filed with the Commission pursuant to Rule 424(b), the prospectus in the form included as part of the Registration Statement as of the Effective Date, except that if any revised prospectus or prospectus supplement shall be provided to the Underwriters by the Company for use in connection with the offering and sale of the Units which differs from the Prospectus (whether or not such revised prospectus or prospectus supplement is required to be filed by the Company pursuant to Rule 424(b) of the Rules and Regulations), the term “Prospectus” shall refer to such revised prospectus or prospectus supplement, as the case may be, from and after the time it is first provided to the Underwriters (or in the form first made available to the Underwriters by the Company to meet requests of prospective purchasers pursuant to Rule 173 under the Securities Act) for such use. Any preliminary prospectus or prospectus subject to completion included in the Registration Statement or filed with the Commission pursuant to Rule 424 of the Rules and Regulations is hereafter called a “Preliminary Prospectus.”  Any reference herein to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Exchange Act  on or before the last to occur of the Effective Date, the date of the Preliminary Prospectus, or the date of the Prospectus, and any reference herein to the terms “amend,” “amendment,” or “supplement” with respect to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include (i) the filing of any document under the Exchange Act after the Effective Date, the date of such Preliminary Prospectus or the date of the Prospectus, as the case may be, which is incorporated by reference and (ii) any such document so filed. If the Company has filed an abbreviated registration statement to register additional securities pursuant to Rule 462(b) under the Rules and Regulations (the “462(b) Registration Statement”), then any reference herein to the Registration Statement shall also be deemed to include such 462(b) Registration Statement.

(b)          The conditions to the use of Form S-3 in connection with the offering and sale of the Securities as contemplated hereby have been satisfied. The proposed offering of the Units may be made pursuant to General Instruction I.B.6 of Form S-3.  The Registration Statement meets, and the offering and sale of the Securities as contemplated hereby complies with, the requirements of Rule 415 under the Securities Act (including, without limitation, Rule 415(a)(4) and (a)(5) of the Rules and Regulations).

(c)          As of the Applicable Time (as defined below) and as of each Closing Date, neither (i) the General Use Free Writing Prospectus(es) (as defined below) issued at or prior to the Applicable Time, the Pricing Prospectus (as defined below) and the information included on Schedule III hereto, if any, all considered together (collectively, the “General Disclosure Package”), (ii) any individual Limited Use Free Writing Prospectus (as defined below), nor (iii) any bona fide electronic road show (as defined in Rule 433(h)(5) of the Rules and Regulations that has been made available without restriction to any person), when considered together with the General Disclosure Package, included or will include any untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to information contained in or omitted from the Pricing Prospectus, in reliance upon, and in conformity with, written information furnished to the Company through the Representative by or on behalf of any Underwriter specifically for inclusion therein, which information the parties hereto agree is limited to the Underwriters’ Information as defined in Section 17.  As used in this paragraph (c) and elsewhere in this Agreement:

“Applicable Time” means 8:30 a.m., New York time, on the date of this Agreement.

“General Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is identified on Schedule II to this Agreement.

“Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 of the Rules and Regulations relating to the Units in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g) of the Rules and Regulations.

 “Limited Use Free Writing Prospectuses” means any Issuer Free Writing Prospectus that is not a General Use Free Writing Prospectus.

“Pricing Prospectus” means the Preliminary Prospectus, if any, and the Base Prospectus, each as amended and supplemented immediately prior to the Applicable Time, including any document incorporated by reference therein and any prospectus supplement deemed to be a part thereof.

(d)          No order preventing or suspending the use of any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus relating to the proposed offering of the Shares and Warrants has been issued by the Commission, and no proceeding for that purpose or pursuant to Section 8A of the Securities Act has been instituted or, to the Company's Knowledge, threatened by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Securities Act and the Rules and Regulations, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to information contained in or omitted from any Preliminary Prospectus, in reliance upon, and in conformity with, written information furnished to the Company through the Representative by or on behalf of any Underwriter specifically for inclusion therein, which information the parties hereto agree is limited to the Underwriters’ Information as defined in Section 17.

(e)          At the respective times the Registration Statements and any amendments thereto became or become effective, at the date of this Agreement and at each Closing Date, each Registration Statement and any amendments thereto conformed and will conform in all material respects to the requirements of the Securities Act and the Rules and Regulations and did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Prospectus and any amendments or supplements thereto, at the time the Prospectus or any amendment or supplement thereto was issued and at each Closing Date, conformed and will conform in all material respects to the requirements of the Securities Act and the Rules and Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the foregoing representations and warranties in this paragraph (e) shall not apply to information contained in or omitted from the Registration Statements or the Prospectus, or any amendment or supplement thereto, in reliance upon, and in conformity with, written information furnished to the Company through the Representative by or on behalf of any Underwriter specifically for inclusion therein, which information the parties hereto agree is limited to the Underwriters’ Information (as defined in Section 17).

(f)          Each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Shares and Warrants or until any earlier date that the Company notified or notifies the Representative as described in Section 4(f), did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement, Pricing Prospectus or the Prospectus, including any document incorporated by reference therein and any prospectus supplement deemed to be a part thereof that has not been superseded or modified, or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances prevailing at the subsequent time, not misleading, provided, however, that the foregoing representations and warranties in this paragraph (f) shall not apply to information contained in or omitted from the Registration Statements or the Prospectus, or any amendment or supplement thereto, in reliance upon, and in conformity with, written information furnished to the Company through the Representative by or on behalf of any Underwriter specifically for inclusion therein, which information the parties hereto agree is limited to the Underwriters’ Information (as defined in Section 17).

(g)         The documents incorporated by reference in the Prospectus, when they were filed with the Commission conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and none of such documents contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Prospectus, when such documents are filed with Commission will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(h)         The Company has not, directly or indirectly, distributed and will not distribute any offering material in connection with the offering and sale of the Shares and Warrants other than any Preliminary Prospectus, the General Disclosure Package, the Prospectus and other materials, if any, permitted under the Securities Act and consistent with Section 4(b) below. The Company will file with the Commission all Issuer Free Writing Prospectuses (other than a “road show,” as described in Rule 433(d)(8) of the Rules and Regulations) in the time and manner required under Rules 163(b)(2) and 433(d) of the Rules and Regulations.

(i)          At the time of filing the initial registration statement, any 462(b) Registration Statement and any post-effective amendments thereto, and at the date hereof, the Company was not, and the Company currently is not, an “ineligible issuer,” as defined in Rule 405 of the Rules and Regulations.

(j)          Except as set forth in the Registration Statement, the General Disclosure Package and/or the Prospectus, the Company and each of its Material Subsidiaries (as defined below), have been duly organized and are validly existing as corporations or other legal entities in good standing (or the foreign equivalent thereof) under the laws of their respective jurisdictions of organization.  The Company and each of its Material Subsidiaries are duly qualified to do business and are in good standing as foreign corporations or other legal entities in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification and have all power and authority (corporate or other) necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except where the failure to so qualify or have such power or authority would not (i)  have, singularly or in the aggregate, a material adverse effect on the condition (financial or otherwise), results of operations, assets, business or prospects of the Company and its Material Subsidiaries taken as a whole, or (ii) impair in any material respect the ability of the Company to perform its obligations under this Agreement or to consummate any transactions contemplated by this Agreement, the General Disclosure Package or the Prospectus (any such effect as described in clauses (i) or (ii), a “Material Adverse Effect”).  The Company owns or controls, directly or indirectly, only the following corporations, partnerships, limited liability partnerships, limited liability companies, associations or other entities:  (i) Amorcyte, LLC, NeoStem Diagnostics, Inc., China Biopharmaceutical Holdings, Inc., Stem Cell Technologies, Inc., CBH Acquisition LLC, NeoStem Therapies, Inc., Progenitor Cell Therapy, LLC, NeoStem Family Storage LLC, Athelos Corporation and PCT Allendale LLC (the entities listed in this clause (i) being referred to collectively as the “US Subsidiaries”); (ii) Suzhou Erye Pharmaceuticals Ltd., a joint venture (the “JV”) formed under the laws of the People’s Republic of China (the “PRC”); and (iii) NeoStem (China), Inc., a wholly foreign-owned enterprise formed under the laws of the PRC (“NeoStem China”), Qingdao Niao Bio-Technology Ltd., a company formed under the laws of the PRC (“Qingdao”), Beijing Ruijieao Bio-Technology Ltd., a company formed under the laws of the PRC (“Beijing”) and Tianjin Neo Bio-Technology Ltd., a company formed under the laws of the PRC (“Tianjin” and together with Qingdao and Beijing, the “PRC VIEs”). NeoStem China and the PRC VIEs are collectively referred to hereinafter as the “PRC Entities”. Except as disclosed in the Registration Statement, the General Disclosure Package and/or the Prospectus, the Company is currently in the process of limiting or winding down the operations of the PRC Entities, the business of the PRC Entities is not currently material to the business of the Company and none of the limited or winding down activities of the PRC Entities are reasonably expected to have a Material Adverse Effect. As used in this Agreement, “Material Subsidiaries” shall mean all the subsidiaries of the Company other than the PRC Entities.

(k)         This Agreement has been duly authorized, executed and delivered by the Company.

(l)          The Shares and Warrants to be issued and sold by the Company to the Underwriters hereunder have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued, fully paid and nonassessable and free of any preemptive or similar rights and will conform in all material respects to the description thereof contained in the Registration Statement, the General Disclosure Package and the Prospectus. The Warrants have been duly authorized, and when executed and delivered by the Company, will constitute valid and binding obligations of the Company enforceable in accordance with their terms, except that such enforcement may be subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws, now or hereafter in effect, affecting creditors’ rights generally. The Warrant Shares have been duly authorized and reserved for issuance pursuant to the terms of the Warrants, and when issued by the Company upon valid exercise of the Warrants and payment of the exercise price, will be duly and validly issued, fully paid and nonassessable and free of any preemptive or similar rights and will conform in all material respects to the description thereof contained in the General Disclosure Package and the Prospectus. The issuance and sale of the Shares, Warrants and Warrant Shares are not subject to any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase such Securities pursuant to any applicable statutes or contract to which the Company is a party.  Holders of the Company’s Series E 7% Senior Convertible Preferred Stock, par value $0.01 per share (the “Series E Preferred Stock”), and the series of warrants issued to such holders have weighted average anti-dilution rights.

(m)        The Company has an authorized capitalization as set forth under the heading “Description of Capital Stock” in the Pricing Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable, have been issued in compliance with federal and state securities laws, and conform to the description thereof contained in the Registration Statement, the General Disclosure Package and the Prospectus. As of the date of this Agreement, there were 114,770,681 shares of Common Shares issued and outstanding and 5,496,969 shares of preferred stock of the Company issued and outstanding and 62,315,741 shares of Common Shares were issuable upon the exercise of all options, warrants and convertible securities outstanding as of such date. All of the Company’s options, warrants and other rights to purchase or exchange any securities for shares of the Company’s capital stock have been duly authorized and validly issued and were issued in compliance with federal and state securities laws. None of the outstanding shares of Common Shares was issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company. There are no authorized or outstanding shares of capital stock, options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any capital stock of the Company or any of its subsidiaries other than those described above or accurately described in the Registration Statement, the General Disclosure Package and the Prospectus. The description of the Company’s stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted thereunder, as described in the Registration Statement, the General Disclosure Package and the Prospectus, accurately and fairly present the information required to be shown with respect to such plans, arrangements, options and rights.

(n)         All the outstanding shares of capital stock (if any) of each Material Subsidiary of the Company have been duly authorized and validly issued, are fully paid and nonassessable and, except to the extent set forth in the Registration Statement, the General Disclosure Package or the Prospectus, are owned by the Company directly or indirectly through one or more wholly-owned subsidiaries, free and clear of any claim, lien, encumbrance, security interest, restriction upon voting or transfer or any other claim of any third party.

(o)         The execution, delivery and performance of this Agreement by the Company, the issue and sale of the Shares and Warrants by the Company and the consummation of the transactions contemplated hereby will not (with or without notice or lapse of time or both) (i) conflict with or result in a breach or violation of any of the terms or provisions of, constitute a default or a Debt Repayment Triggering Event (as defined below) under, give rise to any right of termination or other right or the cancellation or acceleration of any right or obligation or loss of a benefit under, or give rise to the creation or imposition of any lien, encumbrance, security interest, claim or charge upon any property or assets of the Company or any Material Subsidiary pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its Material Subsidiaries is a party or by which the Company or any of its Material Subsidiaries is bound or to which any of the property or assets of the Company or any of its Material Subsidiaries is subject, (ii) result in any violation of the provisions of the charter or by-laws (or analogous governing instruments, as applicable) of the Company or any of its Material Subsidiaries or (iii) result in any violation of any law, statute, rule, regulation, judgment, order or decree of any court or governmental agency or body, domestic or foreign, having jurisdiction over the Company or any of its Material Subsidiaries or any of their properties or assets; except in the cases of clauses (i) and (iii), to the extent that any such conflict, breach, violation or default would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.  A “Debt Repayment Triggering Event” means any event or condition that gives, or with the giving of notice or lapse of time would give the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of its Material Subsidiaries.

(p)         Except for the registration of the Shares, Warrants and Warrant Shares under the Securities Act, Exchange Act and applicable state securities laws, the Financial Industry Regulatory Authority (“FINRA”) and the NYSE Amex Equities (“NYSE Amex”)in connection with the purchase and distribution of the Shares and Warrants by the Underwriters and the listing of the Shares and Warrant Shares on the NYSE Amex, no consent, approval, authorization or order of, or filing, qualification or registration (each an “Authorization”) with, any court, governmental or non-governmental agency or body, foreign or domestic having jurisdiction over the Company or any of its properties or assets which has not been made, obtained or taken and is not in full force and effect, is required for the execution, delivery and performance of this Agreement by the Company, the offer or sale of the Shares and Warrants or the consummation of the transactions contemplated hereby. All corporate approvals (including those of stockholders) necessary for the Company to consummate the transactions contemplated by this Agreement have been obtained and are in effect.

(q)         Each of (i) Grant Thornton LLP, who have audited certain financial statements included or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus, and (ii) Deloitte & Touche LLP, who have audited certain financial statements included or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus, is an independent registered public accounting firm with respect to the entity to which such accounting firm has provided an audit within the meaning of Article 2-01 of Regulation S-X and the Public Company Accounting Oversight Board (United States) (the “PCAOB”).

(r)          The financial statements, together with the related notes and schedules, included or incorporated by reference in the General Disclosure Package, the Prospectus and in each Registration Statement fairly present the financial position and the results of operations and changes in financial position of the Company and its consolidated subsidiaries and other consolidated entities at the respective dates or for the respective periods therein specified. Such statements and related notes and schedules have been prepared in accordance with the generally accepted accounting principles in the United States (“GAAP”) applied on a consistent basis throughout the periods involved except as may be set forth in the related notes included or incorporated by reference in the General Disclosure Package. The financial statements, together with the related notes and schedules, included or incorporated by reference in the General Disclosure Package and the Prospectus comply as to form in all material respects with Regulation S-X. No other financial statements or supporting schedules or exhibits are required by Regulation S-X to be described, included or incorporated by reference in the Registration Statements, the General Disclosure Package or the Prospectus.  There is no pro forma or as adjusted financial information which is required to be included in the Registration Statement, the General Disclosure Package or the Prospectus or a document incorporated by reference therein in accordance with the Securities Act and the Rules and Regulations which has not been included or incorporated as so required.  The summary and selected financial data included or incorporated by reference in the General Disclosure Package, the Prospectus and each Registration Statement fairly present the information shown therein as at the respective dates and for the respective periods specified and are derived from the consolidated financial statements set forth or incorporated by reference in the Registration Statement, the Pricing Prospectus and the Prospectus and other financial information. All information contained in the Registration Statement, the General Disclosure Package and the Prospectus regarding “non-GAAP financial measures” (as defined in Regulation G) complies with Regulation G and Item 10 of Regulations S-K, to the extent applicable.

(s)         Neither the Company nor any of its Material Subsidiaries has sustained, since the date of the latest audited financial statements included or incorporated by reference in the General Disclosure Package, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the General Disclosure Package; and, since such date, there has not been any material change in the capital stock or long-term debt of the Company or any of its Material Subsidiaries, or any material adverse changes, or any development involving a prospective material adverse change, in or affecting the business, assets, general affairs, management, financial position, prospects, stockholders’ equity or results of operations of the Company and its Material Subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Registration Statement, the General Disclosure Package and/or the Prospectus.

(t)          Except as forth in the Registration Statement, the General Disclosure Package and/or the Prospectus, there is no legal or governmental proceeding to which the Company or any of its Material Subsidiaries is a party or of which any property or assets of the Company or any of its Material Subsidiaries is the subject, including any proceeding before the United States Food and Drug Administration of the U.S. Department of Health and Human Services (“FDA”) or comparable federal, state, local or foreign governmental bodies, including but not limited to the State Food and Drug Administration of China (it being understood that the interaction between the Company and the FDA and such comparable governmental bodies relating to the clinical development and product approval process shall not be deemed proceedings for purposes of this representation), which is required to be described in the Registration Statement, the General Disclosure Package or the Prospectus or a document incorporated by reference therein and is not described therein, or which, singularly or in the aggregate, if determined adversely to the Company or any of its Material Subsidiaries, could reasonably be expected to have a Material Adverse Effect; and to the best of the Company’s knowledge (“Knowledge”), no such proceedings are threatened or contemplated by governmental authorities or threatened by others except as set forth in the Registration Statement, the General Disclosure Package and/or the Prospectus.  The Company is in compliance with all applicable federal, state, local and foreign laws, regulations, orders and decrees governing its business as prescribed by the FDA, or any other federal, state or foreign agencies or bodies engaged in the regulation of pharmaceuticals or biohazardous substances or materials, except where noncompliance would not, singly or in the aggregate, have a Material Adverse Effect.  All preclinical and clinical studies conducted by or on behalf of the Company to support approval for commercialization of the Company’s products have been conducted by the Company, or to the Company’s knowledge by third parties, in compliance with all applicable federal, state or foreign laws, rules, orders and regulations, except for such failure or failures to be in compliance as could not reasonably be expected to have, singly or in the aggregate, a Material Adverse Effect, and except as set forth in the Registration Statement, the General Disclosure Package and/or the Prospectus.

(u)         Except as stated in the Registration Statement, the General Disclosure Package and/or the Prospectus, neither the Company nor any of its Material Subsidiaries (i) is in violation of its charter or by-laws (or analogous governing instrument, as applicable), (ii) is in default in any respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject (including, without limitation, those administered by the FDA or by any foreign, federal, state or local governmental or regulatory authority performing functions similar to those performed by the FDA) or (iii) is in violation in any respect of any law, ordinance, governmental rule, regulation or court order, decree or judgment to which it or its property or assets may be subject except, in the case of clauses (ii) and (iii) of this paragraph (u), for any violations or defaults which, singularly or in the aggregate, would not have a Material Adverse Effect.

(v)         Except as stated in the Registration Statement, the General Disclosure Package and/or the Prospectus, the Company and each of its Material Subsidiaries possesses all licenses, certificates, authorizations and permits issued by, and have made all declarations and filings with, the appropriate local, state, federal or foreign regulatory agencies or bodies (including, without limitation, those administered by the FDA or by any foreign, federal, state or local governmental or regulatory authority performing functions similar to those performed by the FDA) which are necessary for the ownership of their respective properties or the conduct of their respective businesses as described in the General Disclosure Package and the Prospectus (collectively, the “Governmental Permits”), except where any failures to possess or make the same, singularly or in the aggregate, would not have a Material Adverse Effect. Except as stated in the Registration Statement, the General Disclosure Package and/or the Prospectus, (i) the Company and its Material Subsidiaries are in compliance with all such Governmental Permits and all such Governmental Permits are valid and in full force and effect, except, in either case, where the validity or failure to be in full force and effect would not, singularly or in the aggregate, have a Material Adverse Effect, (ii) the Company has not received written notification of any revocation, modification, suspension, termination or invalidation (or proceedings related thereto) of any such Governmental Permit, which, singularly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect, and (iii) the preclinical or clinical trials conducted by or on behalf of the Company that are described in the General Disclosure Package and the Prospectus (the “Company Studies and Trials”) were and, if still pending, are being, conducted in all material respects in accordance with protocols submitted to the FDA or any foreign governmental body exercising comparable authority and all applicable laws and regulations; the descriptions of the results of the Company Studies and Trials contained in the General Disclosure Package and Prospectus are accurate in all material respects; and the Company has not received any written notices or correspondence from the FDA or any foreign, state or local governmental body exercising comparable authority requiring the termination, suspension or material modification of any Company Studies or Trials which termination, suspension or material modification would reasonably be expected to have a Material Adverse Effect.

(w)        Neither the Company nor any of its Material Subsidiaries is, and after giving effect to the offering of the Shares and Warrants and the application of the proceeds thereof as described in the Registration Statement, the General Disclosure Package and the Prospectus, will not become an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder.

(x)          Neither the Company nor, to the Company's Knowledge, any of its officers, directors or affiliates has taken or will take, directly or indirectly, any action designed or intended to stabilize or manipulate the price of any security of the Company, or which caused or resulted in, or which might in the future reasonably be expected to cause or result in, stabilization or manipulation of the price of any security of the Company.

(y)         The Company and its Material Subsidiaries own or possess the valid right to use all (i) valid and enforceable patents, patent applications, trademarks, trademark registrations, service marks, service mark registrations, Internet domain name registrations, copyrights, copyright registrations, licenses,  trade secret rights (“Intellectual Property Rights”) and (ii) inventions, software, works of authorships, trade marks, service marks, trade names, databases, formulae, know how, Internet domain names and other intellectual property (including trade secrets and other unpatented and/or unpatentable proprietary confidential information, systems, or procedures) (collectively, "Intellectual Property Assets") necessary to conduct their respective businesses as currently conducted, and as proposed to be conducted and described in the General Disclosure Package and the  Prospectus.  The Company and its Material Subsidiaries have not received any opinion from their legal counsel concluding that any activities of their respective businesses infringe, misappropriate, or otherwise violate, valid and enforceable Intellectual Property Rights of any other person, and, except as set forth in the Registration Statement, the General Disclosure Package and/or the Prospectus, have not received written notice of any challenge, which is to their Knowledge still pending, by any other person to the rights of the Company and its Material Subsidiaries with respect to any Intellectual Property Rights or Intellectual Property Assets owned or used by the Company or its Material Subsidiaries.  To the Knowledge of the Company, except as described in the Registration Statement, the General Disclosure Package and/or the Prospectus, the Company and its Material Subsidiaries’ respective businesses as now conducted do not give rise to any infringement of, any misappropriation of, or other violation of, any valid and enforceable Intellectual Property Rights of any other person.  All licenses for the use of the Intellectual Property Rights described in the General Disclosure Package and the Prospectus are valid, binding upon, and enforceable by or against the parties thereto in accordance to its terms.  The Company has complied in all material respects with, and is not in breach nor has received any asserted or threatened claim of breach of any Intellectual Property license that has not been resolved, and to the Knowledge of the Company there has been no unresolved breach or anticipated breach by any other person to any Intellectual Property license, except where such breach, singularly or in the aggregate, would not have a Material Adverse Effect.  Except as described in the Registration Statement, the General Disclosure Package and/or the Prospectus, to the Knowledge of the Company there are no unresolved claims against the Company alleging the infringement by the Company of any patent, trademark, service mark, trade name, copyright, trade secret, license in or other intellectual property right or franchise right of any person, except to the extent that any such claim does not have a Material Adverse Effect.  The Company has taken reasonable steps to protect, maintain and safeguard its Intellectual Property Rights, including the execution of appropriate nondisclosure and confidentiality agreements.  The consummation of the transactions contemplated by this Agreement will not result in the loss or impairment of or payment of any additional amounts with respect to, nor require the consent of any other person in respect of, the Company's right to own, use, or hold for use any of the Intellectual Property Rights as owned, used or held for use in the conduct of the business as currently conducted.  The Company has taken the necessary actions to obtain ownership of all works of authorship and inventions made by its employees, consultants and contractors during the time they were employed by or under contract with the Company and which relate to the Company’s business. All key employees have signed confidentiality and invention assignment agreements with the Company.

(z)          Except as set forth in the Registration Statement, the General Disclosure Package and/or the Prospectus, the Company and each of its Material Subsidiaries have good and marketable title in fee simple to, or have valid rights to lease or otherwise use, all items of real or personal property which are material to the business of the Company and its Material Subsidiaries taken as a whole, in each case free and clear of all liens, encumbrances, security interests, claims and defects, except for those that do not, singularly or in the aggregate, materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company or any of its Material Subsidiaries; and all of the leases and subleases material to the business of the Company and its Material Subsidiaries, considered as one enterprise, and under which the Company or any of its Material Subsidiaries holds properties described in the Registration Statement, the General Disclosure Package and the Prospectus, are in full force and effect, and neither the Company nor any Material Subsidiary has any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or any Material Subsidiary under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or such subsidiary to the continued possession of the leased or subleased premises under any such lease or sublease.

(aa)       Except as set forth in the Registration Statement, the General Disclosure Package and/or the Prospectus, there is (A) no significant unfair labor practice complaint pending against the Company, or any of its Material Subsidiaries, nor to the Knowledge of the Company, threatened against it or any of its Material Subsidiaries, before the National Labor Relations Board, any state or local labor relation board or any foreign labor relations board, and no significant grievance or significant arbitration proceeding arising out of or under any collective bargaining agreement is so pending against the Company or any of its Material Subsidiaries, or, to the Knowledge of the Company, threatened against it and (B) no labor disturbance by the employees of the Company or any of its Material Subsidiaries exists or, to the Company’s Knowledge, is imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or its Material Subsidiaries’ principal suppliers, manufacturers, customers or contractors, that could reasonably be expected, singularly or in the aggregate, to have a Material Adverse Effect.  The Company is not aware that any key employee or significant group of employees of the Company or any Material Subsidiary plans to terminate employment with the Company or any such Material Subsidiary.

(bb)       No “prohibited transaction” (as defined in Section 406 of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”), or Section 4975 of the Internal Revenue Code of 1986, as amended from time to time (the “Code”)) or “accumulated funding deficiency” (as defined in Section 302 of ERISA) or any of the events set forth in Section 4043(b) of ERISA (other than events with respect to which the thirty (30)-day notice requirement under Section 4043 of ERISA has been waived) has occurred or could reasonably be expected to occur with respect to any employee benefit plan of the Company or any of its Material Subsidiaries which could, singularly or in the aggregate, have a Material Adverse Effect.  Each employee benefit plan of the Company or any of its Material Subsidiaries is in compliance in all material respects with applicable law, including ERISA and the Code, except for such noncompliance as could not reasonably be expected, singularly or in the aggregate, to have a Material Adverse Effect. The Company and its Material Subsidiaries have not incurred and could not reasonably be expected to incur liability under Title IV of ERISA with respect to the termination of, or withdrawal from, any pension plan (as defined in ERISA).  Each pension plan for which the Company or any of its Material Subsidiaries would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified, and nothing has occurred, whether by action or by failure to act, which would, singularly or in the aggregate, be reasonably likely to cause the loss of such qualification.

(cc)       The Company and its Material Subsidiaries are in compliance with all foreign, federal, state and local rules, laws and regulations relating to the use, treatment, storage and disposal of hazardous or toxic substances or waste and protection of health and safety or the environment which are applicable to their businesses (“Environmental Laws”), except where such non-compliance with Environmental Laws would not, individually or in the aggregate, result in a Material Adverse Effect.  There has been no storage, generation, transportation, handling, treatment, disposal, discharge, emission, or other release of any kind of toxic or other wastes or other hazardous substances by, due to, or caused by the Company or any of its Material Subsidiaries (or, to the Company’s Knowledge, any other entity for whose acts or omissions the Company or any of its Material Subsidiaries is or may otherwise be liable) upon any of the property now or previously owned or leased by the Company or any of its Material Subsidiaries, or upon any other property, in violation of any law, statute, ordinance, rule, regulation, order, judgment, decree or permit or which would, under any law, statute, ordinance, rule (including rule of common law), regulation, order, judgment, decree or permit, give rise to any liability, except where such non-compliance with such laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms of such permits, licenses or approvals would not, individually or in the aggregate, result in a Material Adverse Effect; and there has been no disposal, discharge, emission or other release of any kind onto such property or into the environment surrounding such property of any toxic or other wastes or other hazardous substances with respect to which the Company or any of its Material Subsidiaries has knowledge.  In the ordinary course of business, the Company and its Material Subsidiaries conduct periodic reviews of the effect of Environmental Laws on their business and assets, in the course of which they identify and evaluate associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or Governmental Permits issued thereunder, any related constraints on operating activities and any potential liabilities to third parties).  On the basis of such reviews, the Company has reasonably concluded that such associated costs and liabilities would not have, singularly or in the aggregate, a Material Adverse Effect.

(dd)       Except as provided in the Registration Statement, the General Disclosure Package and/or the Prospectus, the Company and its US Subsidiaries each (i) have timely filed all necessary federal, state, local and foreign tax returns, and all such returns were true, complete and correct, (ii) have paid all federal, state, local and foreign taxes, assessments, governmental or other charges due and payable for which it is liable, including, without limitation, all sales and use taxes and all taxes which the Company or any of its US Subsidiaries is obligated to withhold from amounts owing to employees, creditors and third parties, and (iii) do not have any tax deficiency or claims outstanding or assessed or, to its Knowledge, proposed against any of them, except those, in each of the cases described in clauses (i), (ii) and (iii) of this paragraph (dd), that would not, singularly or in the aggregate, have a Material Adverse Effect.  The Company and its Material Subsidiaries have not engaged in any transaction which is a corporate tax shelter or which could be characterized as such by the Internal Revenue Service or any other taxing authority.  The accruals and reserves on the books and records of the Company and its Material Subsidiaries in respect of tax liabilities for any taxable period not yet finally determined are adequate to meet any assessments and related liabilities for any such period, and since December 31, 2010 the Company and its Material Subsidiaries have not incurred any liability for taxes other than in the ordinary course.

(ee)       The Company and each of its Material Subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as is customary for companies engaged in similar businesses in similar industries.  Neither the Company nor any of its Material Subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.  All policies of insurance owned by the Company or any of its Material Subsidiaries are, to the Company’s Knowledge, in full force and effect and the Company and its Material Subsidiaries are in compliance with the terms of such policies.  Neither the Company nor any of its Material Subsidiaries has received written notice from any insurer, agent of such insurer or the broker of the Company or any of its Material Subsidiaries that any material capital improvements or any other material expenditures (other than premium payments) are required or necessary to be made in order to continue such insurance.  None of the Company or any of its Material Subsidiaries insures risk of loss through any captive insurance, risk retention group, reciprocal group or by means of any fund or pool of assets specifically set aside for contingent liabilities other than as described in the Registration Statement, the General Disclosure Package and/or the Prospectus.

(ff)         Except as set forth in the Registration Statement, the General Disclosure Package and/or the Prospectus, the Company and each of its Material Subsidiaries maintains a system of internal control over financial reporting (as such term is defined in Rule 13a-15 of the General Rules and Regulations under the Exchange Act (the “Exchange Act Rules”)) that complies with the requirements of the Exchange Act and has been designed by the Company’s principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as described in the Registration Statement, the General Disclosure Package and/or the Prospectus, since the end of the Company’s most recent audited fiscal year, there has been (A) no material weakness in the Company’s internal control over financial reporting (whether or not remediated) and (B) no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting. The Company’s internal control over financial reporting is, or upon consummation of the offering of the Shares and Warrants will be, overseen by the Audit Committee of the Board of Directors of the Company (the “Audit Committee”) in accordance with the Exchange Act Rules.

(gg)       The Company and each of its Material Subsidiaries have made and keep books, records and accounts, which, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the Company and its Material Subsidiaries in all material respects.

(hh)       Except as disclosed in the Registration Statement, the General Disclosure Package and/or the Prospectus: the Company maintains disclosure controls and procedures (as such is defined in Rule 13a-15 of the Exchange Act Rules) that comply with the requirements of the Exchange Act; such disclosure controls and procedures have been designed to ensure that information required to be disclosed by the Company is accumulated and communicated to the Company’s management, including the Company’s principal executive officer and principal financial officer by others within those entities; and such disclosure controls and procedures are effective in all material respects to perform the functions for which they were established.

(ii)         The minute books of the Company have been made available to the Underwriters and counsel for the Underwriters, and such books (i) contain a complete summary of all meetings and actions of the board of directors (including each board committee) as of March 26, 2012 and shareholders of the Company (or analogous governing bodies and interest holders, as applicable) since the time of its respective incorporation or organization through the date of the latest meeting and action, and (ii) accurately in all material respects reflect all transactions referred to in such minutes. There are no material transactions, agreements or other actions of the Company that are not properly approved and/or recorded in the minute books of the Company, as applicable.

(jj)         There is no franchise agreement, lease, contract, or other agreement or document required by the Securities Act or by the Rules and Regulations to be described in the General Disclosure Package and in the Prospectus or a document incorporated by reference therein or to be filed as an exhibit to the Registration Statements or a document incorporated by reference therein which is not so described or filed therein as required; and all descriptions of any such franchise agreements, leases, contracts, or other agreements or documents contained in the General Disclosure Package and in the Prospectus or in a document incorporated by reference therein are accurate and complete descriptions of such documents in all material respects. Other than as described in the Registration Statement, the General Disclosure Package and/or the Prospectus, no such franchise agreement, lease, contract or other agreement has been suspended or terminated for convenience or default by the Company or any of the other parties thereto, and neither the Company nor any of its Material Subsidiaries has received notice of and the Company does not have Knowledge of any such pending or threatened suspension or termination except for such suspensions or terminations or pending or threatened suspensions or terminations that would not reasonably be expected to, singularly or in the aggregate, have a Material Adverse Effect.

(kk)       No relationship, direct or indirect, exists between or among the Company on the one hand, and the directors, officers, stockholders (or analogous interest holders), customers or suppliers of the Company or any of its affiliates on the other hand, which is required to be described in the General Disclosure Package and/or the Prospectus or a document incorporated by reference therein and which is not so described.

(ll)         Except as set forth in the Registration Statement, the General Disclosure Package and/or the Prospectus, no person or entity has the right to require registration of shares of Common Shares or other securities of the Company or any of its Material Subsidiaries because of the filing or effectiveness of the Registration Statements or otherwise, except for (i) persons and entities who have expressly waived such right in writing or who have been given timely and proper written notice and have failed to exercise such right within the time or times required under the terms and conditions of such right, (ii) persons and entities who have piggyback registration rights not applicable to this Registration Statement granted in connection with the Company’s private placement consummated on February 17, 2012, and (iii) as may be required in connection with employee benefit plans.

(mm)     Neither the Company nor any of its Material Subsidiaries own any “margin securities” as that term is defined in Regulation U of the Board of Governors of the Federal Reserve System (the “Federal Reserve Board”), and none of the proceeds of the sale of the Shares and Warrants will be used, directly or indirectly, for the purpose of purchasing or carrying any margin security, for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry any margin security or for any other purpose which might cause any of the Shares or Warrants to be considered a “purpose credit” within the meanings of Regulation T, U or X of the Federal Reserve Board.

(nn)       Neither the Company nor any of its Material Subsidiaries is a party to any contract, agreement or understanding with any person that would give rise to a valid claim against the Company or the Underwriters for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Shares and Warrants or any transaction contemplated by this Agreement, the Registration Statements, the General Disclosure Package or the Prospectus.

(oo)       All grants of options were validly issued and properly approved by the board of directors of the Company (or a duly authorized committee thereof) in material compliance with all applicable laws and regulations and recorded in the Company’s financial statements in accordance with GAAP.

(pp)       Except as described in the Registration Statement, the General Disclosure Package and/or the Prospectus, no Material Subsidiary of the Company is currently prohibited, directly or indirectly, under any agreement or other instrument to which it is a party or is subject, from paying any dividends to the Company, from making any other distribution on such subsidiary’s capital stock, from repaying to the Company any loans or advances to such subsidiary from  the Company or from transferring any of such Material Subsidiary’s properties or assets to the Company or any other Material Subsidiaries of the Company.

(qq)       Since the date as of which information is given in the General Disclosure Package and/or the Prospectus through the date hereof, and except as set forth in the Pricing Prospectus, neither the Company nor any of its Material Subsidiaries has (i) issued or granted any securities other than securities issued to holders of the Company’s Series E Preferred Stock as permitted under the Company’s certificate of incorporation (including any certificates of designation or other amendments thereto), options to purchase common stock pursuant to the Company’s stock option plan or securities issued upon exercise of stock options, in each case, in the ordinary course of business, (ii) incurred any material liability or obligation, direct or contingent, other than liabilities and obligations which were incurred in the ordinary course of business, (iii) entered into any material transaction other than in the ordinary course of business or (iv) declared or paid any dividend on its capital stock other than on the Company’s Series E Preferred Stock.

(rr)         If applicable, all of the information provided to the Underwriters or to counsel for the Underwriters by the Company, its officers and directors and the holders of any securities (debt or equity) or options to acquire any securities of the Company in connection with letters, filings or other supplemental information provided to FINRA pursuant to FINRA Rule 5110 is true, correct and complete in all material respects.

(ss)       The Company is not a Passive Foreign Investment Company (“PFIC”) within the meaning of Section 1296 of the United States Internal Revenue Code of 1966, and the Company is not likely to become a PFIC.

(tt)         No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in either the General Disclosure Package or the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

(uu)       The Company is subject to and in compliance in all material respects with the reporting requirements of Section 13 or Section 15(d) of the Exchange Act. The Common Shares is registered pursuant to Section 12(b) or 12(g) of the Exchange Act and is listed on the NYSE Amex (the “Exchange”), and except as described in the Registration Statement, the General Disclosure Package and/or the Prospectus, the Company has taken no action designed to, or reasonably likely to have the effect of, terminating the registration of the Common Shares under the Exchange Act or delisting the Common Shares from the Exchange, nor has the Company received any notification that the Commission or FINRA is contemplating terminating such registration or listing. The Company has filed an application for the listing of the Shares and Warrant Shares on the NYSE Amex.

(vv)       Except as disclosed in the Registration Statement, the General Disclosure Package and/or the Prospectus, the Company is in compliance in all material respects with all applicable provisions of the Sarbanes-Oxley Act of 2002 and all rules and regulations promulgated thereunder or implementing the provisions thereof (the “Sarbanes-Oxley Act”) that are in effect.

(ww)     The Company is in compliance in all material respects with all applicable corporate governance requirements set forth in the rules of the Exchange that are in effect.

(xx)        Neither the Company nor any of its Material Subsidiaries nor, to the  Company’s Knowledge, any employee or agent of the Company or any Material Subsidiary, has (i) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds, (iii) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended or (iv) made any other unlawful payment.

(yy)       There are no transactions, arrangements or other relationships between and/or among the Company, any of its affiliates (as such term is defined in Rule 405 of the Rules and Regulations) and any unconsolidated entity, including, but not limited to, any structured finance, special purpose or limited purpose entity that could reasonably be expected to materially affect the Company’s liquidity or the availability of or requirements for its capital resources required to be described in the General Disclosure Package and the Prospectus or a document incorporated by reference therein which have not been described as required.

(zz)        There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company or any of its Material Subsidiaries to or for the benefit of any of the officers or directors of the Company, any of its Material Subsidiaries or any of their respective family members, except as disclosed in the Registration Statement, the General Disclosure Package and/or the Prospectus.  All transactions by the Company with office holders or control persons of the Company have been duly approved by the board of directors of the Company, or duly appointed committees or officers thereof, if and to the extent required under U.S. law.

(aaa)     The statistical and market related data included in the Registration Statement, the General Disclosure Package and the Prospectus are based on or derived from sources that the Company believes to be reliable and accurate in all material respects, and such data agree in all material respects with the sources from which they are derived.

(bbb)    The operations of the Company and its Material Subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable money laundering statutes and applicable rules and regulations thereunder (collectively, the “Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its Material Subsidiaries with respect to the Money Laundering Laws is pending, or to the Company’s Knowledge, threatened.

(ccc)     Neither the Company nor any of its Material Subsidiaries nor, to the Company’s Knowledge, any director, officer, agent, employee or affiliate of the Company or any of its Material Subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(ddd)    Neither the Company nor, to the Company’s Knowledge, any of its affiliates (within the meaning of FINRA Conduct Rule 2720(b)(1)(a)) directly or indirectly controls, is controlled by, or is under common control with, or is an associated person (within the meaning of Article I, Section 1(ee) of the By-laws of FINRA) of, any member firm of FINRA.

(eee)  In connection with the offering contemplated by this Agreement, it is not necessary that this Agreement, the Registration Statement, the General Disclosure Package, the Prospectus or any other document be filed or recorded with any governmental agency, court or other authority in the PRC.

(fff)    No transaction, stamp, capital or other issuance, registration, transaction, transfer or withholding taxes or duties are payable in the PRC by or on behalf of the Underwriters to any PRC taxing authority in connection with (i) the issuance, sale and delivery of the Shares and Warrants by the Company and the delivery of the Shares and Warrants to or for the account of the Underwriters, (ii) the purchase from the Company and the initial sale and delivery by the Underwriters of the Shares and Warrants to purchasers thereof, or (iii) the execution and delivery of this Agreement.

(ggg)    Except as disclosed in the Registration Statement, the General Disclosure Package and/or the Prospectus, the Company has taken all steps reasonably necessary to comply with any applicable rules and regulations of the PRC State Administration of Foreign Exchange of the PRC (the “SAFE Rules and Regulations”).

(hhh)    The Company is aware of, and has been advised as to, the content of the Rules on Mergers and Acquisitions of Domestic Enterprises by Foreign Investors jointly promulgated on August 8, 2006 by the PRC Ministry of Commerce, the PRC State Assets Supervision and Administration Commission, the PRC State Administration of Taxation, the PRC State Administration of Industry and Commerce, the China Securities Regulatory Commission (“CSRC”) and the PRC State Administration of Foreign Exchange of the PRC (the “M&A Rules”), in particular the relevant provisions thereof that purport to require offshore special purpose vehicles controlled directly or indirectly by PRC-incorporated companies or PRC residents and established for the purpose of obtaining a stock exchange listing outside of the PRC to obtain the approval of the CSRC prior to the listing and trading of their securities on any stock exchange located outside of the PRC. The Company has received legal advice specifically with respect to the M&A Rules from its PRC counsel and the Company understands such legal advice. In addition, the Company has communicated such legal advice in full to each of its directors that signed the Registration Statement and each such director has confirmed that he or she understands such legal advice.

(iii)    The issuance and sale of the Shares and Warrants, the listing and trading of the Shares  and Warrant Shares on NYSE Amex and the consummation of the transactions contemplated by this Agreement, the Registration Statement, the General Disclosure Package and the Prospectus are not and will not be, as of the date hereof and on each Closing Date, affected by the M&A Rules or any official clarifications, guidance, interpretations or implementation rules in connection with or related to the M&A Rules, including the guidance and notices issued by the CSRC on September 8 and September 21, 2006 (together with the M&A Rules, the “M&A Rules and Related Clarifications”).

(jjj)       The Company has taken all necessary steps to ensure compliance by each of its stockholders, option holders, directors, officers and employees that is, or is directly or indirectly owned or controlled by, a PRC resident or citizen with any applicable rules and regulations of the relevant PRC government agencies (including but not limited to the PRC Ministry of Commerce, the PRC National Development and Reform Commission and the PRC State Administration of Foreign Exchange) relating to overseas investment by PRC residents and citizens (the “PRC Overseas Investment and Listing Regulations”), including, requesting each stockholder, option holder, director, officer, employee and participant that is, or is directly or indirectly owned or controlled by, a PRC resident or citizen to complete any registration and other procedures required under applicable PRC Overseas Investment and Listing Regulations.

(kkk)     As of the date hereof, the M&A Rules and Related Clarifications do not require the Company to obtain the approval of the CSRC prior to the issuance and sale of the Shares and Warrants, the listing and trading of the Shares and Warrant Shares on the NYSE Amex, or the consummation of the transactions contemplated by this Agreement, the Registration Statement, the General Disclosure Package or the Prospectus.

(lll)    The Underwriters will not be deemed to be resident, domiciled, carrying on business or subject to taxation in the PRC solely by reason of their execution, delivery, performance or enforcement of, or the consummation of any transaction contemplated by, this Agreement, the Registration Statement, the General Disclosure Package or the Final Prospectus.

Any certificate signed by or on behalf of the Company and delivered to the Representative or to counsel for the Underwriters shall be deemed to be a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

4.           FURTHER AGREEMENTS OF THE COMPANY. The Company agrees with the several Underwriters:

(a)          To prepare the Rule 462(b) Registration Statement, if necessary, in a form approved by the Representative and file such Rule 462(b) Registration Statement with the Commission by 10:00 p.m., New York time, on the date hereof, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Rules and Regulations; to prepare the Prospectus in a form approved by the Representative containing information previously omitted at the time of effectiveness of the Registration Statement in reliance on Rules 430A, 430B or 430C of the Rules and Regulations and to file such Prospectus pursuant to Rule 424(b) of the Rules and Regulations not later than the second business (2nd) day following the execution and delivery of this Agreement or, if applicable, such earlier time as may be required by Rule 430A of the Rules and Regulations; prior to the expiration of the Prospectus Delivery Period (as defined below), to notify the Representative immediately of the Company’s intention to file or prepare any supplement or amendment to any Registration Statement or to the Prospectus and to make no amendment or supplement to the Registration Statements, the General Disclosure Package or to the Prospectus to which the Representative shall reasonably object by notice to the Company after a reasonable period to review; prior to the expiration of the Prospectus Delivery Period, to advise the Representative, promptly after it receives notice thereof, of the time when any amendment to any Registration Statement has been filed or becomes effective or any supplement to the General Disclosure Package or the Prospectus or any amended Prospectus has been filed and to furnish the Underwriters with copies thereof; to file promptly all material required to be filed by the Company with the Commission pursuant to Rules 433(d) or 163(b)(2) of the Rules and Regulations, as the case may be; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) of the Rules and Regulations) is required in connection with the offering or sale of the Shares and Warrants (the “Prospectus Delivery Period”); prior to the expiration of the Prospectus Delivery Period, to advise the Representative, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus, of the suspension of the qualification of the Shares and Warrants for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statements, the General Disclosure Package or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus or suspending any such qualification, and promptly to use its reasonable best efforts to obtain the withdrawal of such order.

(b)          The Company represents and agrees that, unless it obtains the prior consent of the Representative, and each Underwriter represents and agrees that, unless it obtains the prior consent of the Company and the Representative, it has not made and will not, other than the Final Term Sheet (defined below), if any, prepared and filed pursuant to Section 4(c) hereof, make any offer relating to the Shares and Warrants that would constitute a “free writing prospectus” as defined in Rule 405 of the Rules and Regulations unless the prior written consent of the Representative has been received (each, a “Permitted Free Writing Prospectus”); provided that the prior written consent of the Representative hereto shall be deemed to have been given in respect of the Issuer Free Writing Prospectuses included in Schedule II hereto. The Company represents that it has treated and agrees that it will treat each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus, comply with the requirements of Rules 164 and 433 of the Rules and Regulations applicable to any Issuer Free Writing Prospectus, including the requirements relating to timely filing with the Commission, legending and record keeping and will not take any action that would result in an Underwriter or the Company being required to file with the Commission pursuant to Rule 433(d) of the Rules and Regulations a free writing prospectus prepared by or on behalf of such Underwriter that such Underwriter otherwise would not have been required to file thereunder. The Company consents to the use by any Underwriter of a free writing prospectus that (a) is not an “issuer free writing prospectus” as defined in Rule 433 of the Rules and Regulations, and (b) contains only (i) information describing the preliminary terms of the Shares and Warrants or their offering and (ii) information that described the final terms of the Shares and Warrants or their offering and that is included in the Final Term Sheet, if any, contemplated in Section 4(c) below.

(c)          At the request of the Representative, the Company will prepare a final term sheet (the “Final Term Sheet”) reflecting the final terms of the Shares and Warrants, in form and substance satisfactory to the Representative, and shall file such Final Term Sheet as an Issuer Free Writing Prospectus pursuant to Rule 433 of the Rules and Regulations prior to the close of business two (2) business days after the date hereof; provided that the Company shall provide the Representative with copies on any such Final Term Sheet within a reasonable amount of time prior to such proposed filing and will not use or file any such document to which the Representative or counsel to the Underwriters shall reasonably object.

(d)          If at any time prior to the expiration of nine (9) months after the later of (i) the latest effective date of the Registration Statement or (ii) the date of the Prospectus, when a prospectus relating to the Shares and Warrants is required to be delivered (or in lieu thereof, the notice referred to in Rule 173(a) of the Rules and Regulations) any event occurs or condition exists as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact, or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made when the Prospectus is delivered (or in lieu thereof, the notice referred to in Rule 173(a) of the Rules and Regulations), not misleading, or if it is necessary at any time to amend or supplement any Registration Statement or the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus to comply with the Securities Act or the Exchange Act, that the Company will promptly notify the Representative thereof and upon its request will prepare an appropriate amendment or supplement or upon its request make an appropriate filing pursuant to Section 13 or 14 of the Exchange Act in form and substance satisfactory to the Representative which will correct such statement or omission or effect such compliance and will use its reasonable best efforts to have any amendment to any Registration Statement declared effective as soon as possible. The Company will furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representative may from time to time reasonably request of such amendment or supplement. In case any Underwriter is required to deliver a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) of the Rules and Regulations) relating to the Shares and Warrants nine (9) months or more after the later of (i) the latest effective date of the Registration Statement or (ii) the date of the Prospectus, the Company upon the request of the Representative will prepare promptly an amended or supplemented Prospectus as may be necessary to permit compliance with the requirements of Section 10(a)(3) of the Securities Act and deliver to such Underwriter as many copies as such Underwriter may reasonably request of such amended or supplemented Prospectus complying with Section 10(a)(3) of the Securities Act.

(e)          If the General Disclosure Package is being used to solicit offers to buy the Shares and Warrants at a time when the Prospectus is not yet available to prospective purchasers and any event shall occur as a result of which, in the judgment of the Company or in the reasonable opinion of the Underwriters, it becomes necessary to amend or supplement the General Disclosure Package in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, or to make the statements therein not conflict with the information contained or incorporated by reference in the Registration Statement then on file and not superseded or modified, or if it is necessary at any time to amend or supplement the General Disclosure Package to comply with any law, the Company promptly will either (i) prepare, file with the Commission (if required) and furnish to the Underwriters and any dealers an appropriate amendment or supplement to the General Disclosure Package or (ii) prepare and file with the Commission an appropriate filing under the Exchange Act which shall be incorporated by reference in the General Disclosure Package so that the General Disclosure Package as so amended or supplemented will not, in the light of the circumstances then prevailing, be misleading or conflict with the Registration Statement then on file, or so that the General Disclosure Package will comply with law.

(f)          If at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or will conflict with the information contained in the Registration Statement, Pricing Prospectus or Prospectus, including any document incorporated by reference therein and any prospectus supplement deemed to be a part thereof and not superseded or modified or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances prevailing at the subsequent time, not misleading, the Company has promptly notified or will promptly notify the Representative so that any use of the Issuer Free Writing Prospectus may cease until it is amended or supplemented and has promptly amended or will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission. The foregoing sentence does not apply to statements in or omissions from any Issuer Free Writing Prospectus in reliance upon, and in conformity with, written information furnished to the Company through the Representative by or on behalf of any Underwriter specifically for inclusion therein, which information the parties hereto agree is limited to the Underwriters’ Information (as defined in Section 17).

(g)         To the extent not available on the Commission’s EDGAR or IDEA system, to furnish promptly to the Representative and to counsel for the Underwriters a signed copy of each of the Registration Statements as originally filed with the Commission, and of each amendment thereto filed with the Commission, including all consents and exhibits filed therewith.

(h)         To the extent not available on the Commission’s EDGAR or IDEA system to deliver promptly to the Representative in New York City such number of the following documents as the Representative shall reasonably request: (i) conformed copies of the Registration Statements as originally filed with the Commission (in each case excluding exhibits), (ii) each Preliminary Prospectus, (iii) any Issuer Free Writing Prospectus, (iv) the Prospectus (the delivery of the documents referred to in clauses (i), (ii), (iii) and (iv) of this paragraph (h) to be made not later than 10:00 a.m., New York time, on the business day following the execution and delivery of this Agreement), (v) conformed copies of any amendment to the Registration Statement (excluding exhibits), (vi) any amendment or supplement to the General Disclosure Package or the Prospectus after the date hereof (the delivery of the documents referred to in clauses (v) and (vi) of this paragraph (h) to be made not later than 10:00 a.m., New York City time, on the business day following the date of such amendment or supplement) and (vii) any document incorporated by reference in the General Disclosure Package or the Prospectus (excluding exhibits thereto) (the delivery of the documents referred to in clause (vii) of this paragraph (h) to be made not later than 10:00 a.m., New York City time, on the business day following the date of such document); provided, however, that filing with the Commission on EDGAR (as defined below) of any document specified in clause (vii) of this paragraph (h) shall constitute delivery to the Representative.

(i)          To make generally available to its shareholders on the Commission’s EDGAR or IDEA system as soon as practicable, but in any event not later than sixteen (16) months after the effective date of each Registration Statement (as defined in Rule 158(c) of the Rules and Regulations), an earnings statement of the Company (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Company, Rule 158) and to furnish to its shareholders as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, shareholders’ equity and cash flows of the Company and its consolidated subsidiaries certified by independent public accountants).

(j)          To take promptly from time to time such actions as the Representative may reasonably request to qualify the Shares and Warrants for offering and sale under the securities or Blue Sky laws of such jurisdictions (domestic or foreign) as the Representative may designate and to continue such qualifications in effect, and to comply with such laws, for so long as required to permit the offer and sale of Shares and Warrants in such jurisdictions; provided that the Company shall not be obligated to qualify as foreign corporations in any jurisdiction in which they are not so qualified or to file a general consent to service of process in any jurisdiction.

(k)         To the extent not available on the Commission’s EDGAR or IDEA system, upon request, during the period of five (5) years from the date hereof, to deliver to each of the Underwriters, (i) as soon as they are available, copies of all reports or other communications furnished to shareholders generally, and (ii) as soon as they are available, copies of any reports and financial statements furnished or filed with the Commission or any national securities exchange on which the Common Shares is listed. However, so long as the Company is subject to the reporting requirements of either Section 13 or Section 15(d) of the Exchange Act and is timely filing reports with the Commission on its Electronic Data Gathering, Analysis and Retrieval system (“EDGAR”), it is not required to furnish such reports or statements to the Underwriters.

(l)           That the Company will not, for a period of sixty (60) days from the date of this Agreement, (the “Lock-Up Period”) without the prior written consent of the Representative, directly or indirectly offer, sell, assign, transfer, pledge, contract to sell, or otherwise dispose of, any shares of Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares, other than (1) the Company’s sale of the Shares and Warrants hereunder, (2) the issuance of Common Shares, options to acquire Common Shares or other equity awards pursuant to the Company’s employee benefit plans, qualified stock option plans, employee stock purchase plans or other employee compensation plans as such plans are in existence on the date hereof and described in the Prospectus, (3) the issuance of Common Shares pursuant to the valid exercises, vesting or settlements of options, warrants or rights outstanding on the date hereof, (4) the issuance of shares of Common Shares or securities convertible or exercisable into shares of Common Shares to consultants (including in connection with investor relations activities), (5) the issuance of shares of Common Shares or securities convertible or exercisable into shares of Common Shares in connection with any acquisition, strategic partnership, joint venture or collaboration to which the Company is or may become a party, or the acquisition or license of any products or technology by the Company, but shall not include any such transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities, (6) the issuance of shares of Common Shares or securities convertible into or exercisable or exchangeable for Common Shares to holders of the Series E Preferred Stock, to the extent permitted pursuant to the Company’s certificate of incorporation (including any certificates of designation or other amendments thereto), (7) the contribution or sale of any shares of Common Stock to the Stem for Life Foundation or (8) the issuance of restricted securities in private placements (so long as the price per share in the private placement is not less than the Unit Purchase Price) and no registration statement for the resale of such securities is filed before the expiration of the Lock-Up Period; provided that, prior to the issuance of any such securities pursuant to clause (4), (5) or (7), the Company shall cause the recipients of such securities to execute and deliver to the Representative letter agreements, each substantially in the form of Exhibit A hereto or otherwise restrict transfer of any such securities for the period contemplated by Exhibit A.  The Company will cause each person and entity listed in Exhibit B to furnish to the Representative, prior to the Firm Closing Date, a letter, substantially in the form of Exhibit A hereto.  The Company also agrees that during the Lock-Up Period, the Company shall take no action to release, and will not waive any of its rights to maintain, any shares of Common Shares held by the respective escrow agent pursuant to (i) the Escrow Agreement, dated as of January 19, 2011, by and among the Company, Progenitor Cell Therapy, LLC (“PCT”), the PCT Representative named therein and Continental Stock Transfer & Trust Company and (ii) the Escrow Agreement, dated as of October 17, 2011, by and among the Company, Amorcyte, Inc. (“Amorcyte”), the Amorcyte Representative named therein and Continental Stock Transfer & Trust Company (the “Amorcyte Escrow Agreement”); provided, however, that notwithstanding anything to the contrary herein, the Company may release from escrow such shares as may be required to be released pursuant to the terms of the Amorcyte Escrow Agreement, and such shares shall not be subject to the lock-up contemplated by this Section 4(l).  The Company also agrees that during such period, other than for the sale of the Shares and Warrants hereunder, the Company will not file any registration statement, preliminary prospectus or prospectus, or any amendment or supplement thereto, under the Securities Act for any such transaction or which registers, or offers for sale, Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares, except for the filing of a registration statement at any time (i) on Form S-8 relating to employee benefit plans, (ii) in connection with any issuance described under the foregoing clause (5), and (iii) as required in connection with registration statements on file with the Commission as of the date of this Agreement. The Company hereby agrees that (i) if it issues an earnings release or material news, or if a material event relating to the Company occurs, during the last seventeen (17) days of the Lock-Up Period, or (ii) if prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the sixteen (16)-day period beginning on the last day of the Lock-Up Period, the restrictions imposed by this paragraph (l) or the letter shall continue to apply until the expiration of the eighteen (18)-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event. The Company will provide the Representative with prior notice (in accordance with Section 14 herein) of any such announcement that gives rise to an extension of the Lock-Up Period, subject to the Representative’s agreement to hold such information in confidence prior to public disclosure of the same.

(m)        To supply the Representative with copies of all correspondence to and from, and all documents issued to and by, the Commission in connection with the registration of the Shares and Warrants under the Securities Act or any of the Registration Statements, any Preliminary Prospectus or the Prospectus, or any amendment or supplement thereto or document incorporated by reference therein.

(n)         Prior to the Firm Closing Date, to furnish to the Representative, as soon as they have been prepared, copies of any unaudited interim consolidated financial statements of the Company and its subsidiaries for any periods subsequent to the periods covered by the financial statements appearing in the Registration Statements and the Prospectus.

(o)         Prior to each Closing Date, not to issue any press release or other communication directly or indirectly or hold any press conference with respect to the Company, its condition, financial or otherwise, or earnings, business affairs or business prospects (except for routine oral marketing communications in the ordinary course of business and consistent with the past practices of the Company and of which the Representative is notified), without the prior written consent of the Representative, which consent shall not be unreasonably delayed, withheld or conditioned, unless in the judgment of the Company and its counsel, and after notification to the Representative, such press release or communication is required by law or applicable stock exchange rules.

(p)         Until the Representative shall have notified the Company of the completion of the resale of the Shares and Warrants, that the Company will not, and will use its reasonable best efforts to cause its affiliated purchasers (as defined in Regulation M under the Exchange Act) not to, either alone or with one or more other persons, bid for or purchase, for any account in which it or any of its affiliated purchasers has a beneficial interest, any Shares and Warrants, or attempt to induce any person to purchase any Shares and Warrants; and not to, and to use its reasonable best efforts to cause its affiliated purchasers not to, make bids or purchase for the purpose of creating actual, or apparent, active trading in or of raising the price of the Units.

(q)         To use its reasonable best efforts not to take any action prior each Closing Date which would require the Prospectus to be amended or supplemented pursuant to Section 4(d).

(r)          To at all times comply in all material respects with all applicable provisions of the Sarbanes-Oxley Act in effect from time to time and to file with the Commission such information on Form 10-Q or Form 10-K as may be required by Rule 463 of the Rules and Regulations.

(s)         To maintain, at its expense, a registrar and transfer agent for the Shares.

(t)          To apply the net proceeds from the sale of the Shares and Warrants as set forth in the Registration Statement, the General Disclosure Package and the Prospectus under the heading “Use of Proceeds.”  The Company shall manage its affairs and investments in such a manner as not to be or become an “investment company” within the meaning of the Investment Company Act and the rules and regulations thereunder.

(u)         To use its best efforts to list, subject to notice of issuance, and to maintain the listing of the Shares and Warrant Shares on the Exchange.

(v)         To use its best efforts to assist the Representative and its counsel with any filings with FINRA and obtaining clearance from FINRA as to the amount of compensation allowable or payable to the Underwriters.

(w)        To use its best efforts to do and perform all things required to be done or performed under this Agreement by the Company prior to each Closing Date and to satisfy all conditions precedent to the delivery of the Securities included in the Units.

(w)         To reserve and keep available at all times a sufficient number of shares of Common Shares for the purpose of enabling the Company to issue the Warrant Shares.

5.           PAYMENT OF EXPENSES. The Company agrees to pay, or reimburse if paid by any Underwriter, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated: (a) the costs incident to the authorization, issuance, sale, preparation and delivery of the Shares and Warrants and any taxes payable in that connection; (b) the costs incident to the registration of the Shares and Warrants under the Securities Act; (c) the costs incident to the preparation, printing and distribution of the Registration Statements, the Base Prospectus, any Preliminary Prospectus, any Issuer Free Writing Prospectus, the General Disclosure Package, the Prospectus, any amendments, supplements and exhibits thereto or any document incorporated by reference therein and the costs of printing, reproducing and distributing, the “Agreement Among Underwriters” between the Representative and the Underwriters, the Master Selected Dealers’ Agreement, the Underwriters’ Questionnaire, this Agreement and any closing documents by mail, telex or other means of communications; (d) the fees and expenses (including related fees and expenses of counsel for the Underwriters) incurred in connection with securing any required review by FINRA of the terms of the sale of the Shares and Warrants and any filings made with FINRA; (e) any applicable listing or other fees; (f) the fees and expenses (including related fees and expenses of counsel to the Underwriters) of qualifying the Shares and Warrants under the securities laws of the several jurisdictions as provided in Section 4(j) and of preparing, printing and distributing wrappers, Blue Sky Memoranda and Legal Investment Surveys; (g) the cost of preparing and printing stock certificates and Warrants; (h) all fees and expenses of the registrar and transfer agent of the Shares and Warrants; (i) the fees, disbursements and expenses of counsel to the Underwriters; (j) the costs and expenses of the Company relating to investor presentations on any “road show” undertaken in connection with the marketing of the offering of the Shares and Warrants, including, without limitation, expenses associated with the preparation or dissemination of any electronic road show, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the officers of the Company and such consultants, including the cost of any aircraft chartered in connection with the road show, and (k) all other costs and expenses incident to the offering of the Shares and Warrants or the performance of the obligations of the Company under this Agreement (including, without limitation, the fees and expenses of the Company’s counsel and the Company’s independent accountants); provided that the Company shall not be liable for and shall not be obligated to pay any such fees, costs, expenses or disbursements to the Underwriters for out-of-pocket expenses (including those fees, costs, expenses or disbursements for the Underwriters’ counsel set forth in (i) above) in excess of $60,000 in the aggregate; and provided further that, except to the extent otherwise provided in this Section 5 and in Sections 9 and 10, the Underwriters shall pay their own costs and expenses, including the fees and expenses of their counsel.

6.           CONDITIONS OF UNDERWRITERS’ OBLIGATIONS. The respective obligations of the several Underwriters hereunder are subject to the accuracy, when made and as of the Applicable Time and on each Closing Date, of the representations and warranties of the Company contained herein, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder, and to each of the following additional terms and conditions:

(a)          The Registration Statements have become effective under the Securities Act, and no stop order suspending the effectiveness of any Registration Statement or any part thereof, preventing or suspending the use of any Base Prospectus, any Preliminary Prospectus, the Prospectus or any Permitted Free Writing Prospectus or any part thereof shall have been issued and no proceedings for that purpose or pursuant to Section 8A under the Securities Act shall have been initiated or threatened by the Commission, and all requests for additional information on the part of the Commission (to be included or incorporated by reference in the Registration Statements or the Prospectus or otherwise) shall have been complied with to the reasonable satisfaction of the Representative; the Rule 462(b) Registration Statement, if any, each Issuer Free Writing Prospectus and the Prospectus shall have been filed with, the Commission within the applicable time period prescribed for such filing by, and in compliance with, the Rules and Regulations and in accordance with Section 4(a), and the Rule 462(b) Registration Statement, if any, shall have become effective immediately upon its filing with the Commission; and FINRA shall have raised no objection to the fairness and reasonableness of the terms of this Agreement or the transactions contemplated hereby.

(b)         None of the Underwriters shall have discovered and disclosed to the Company on or prior to each Closing Date that any Registration Statement or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of counsel for the Underwriters, is material or omits to state any fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading, or that the General Disclosure Package, any Issuer Free Writing Prospectus or the Prospectus or any amendment or supplement thereto contains an untrue statement of fact which, in the opinion of such counsel, is material or omits to state any fact which, in the opinion of such counsel, is material and is necessary in order to make the statements, in the light of the circumstances in which they were made, not misleading.

(c)         All corporate proceedings incident to the authorization, form and validity of each of this Agreement, the Shares, the Warrants, the Registration Statements, the General Disclosure Package, each Issuer Free Writing Prospectus and the Prospectus and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Underwriters, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

(d)         Lowenstein Sandler PC shall have furnished to the Representative such counsel’s written opinion and negative assurance statement, as counsel to the Company, addressed to the Underwriters and dated the Firm Closing Date, in form and substance reasonably satisfactory to the Representative and set forth on Exhibit C hereto.

(e) Jun He Law Offices LLC shall have furnished to the Representatives such counsel’s written opinion and negative assurance statement, as PRC counsel to the Company, addressed to the Underwriters and dated the Firm Closing Date, in form and substance reasonably satisfactory to the Representatives and set forth on Exhibit E hereto.

(f) Greenberg Traurig LLP shall have furnished to the Representatives such counsel’s written opinion and negative assurance statement, as Intellectual Property counsel to Amorcyte, Inc., addressed to the Underwriters and dated the Firm Closing Date, in form and substance reasonably satisfactory to the Representatives and set forth on Exhibit F hereto.

(g)          The Representative shall have received from Ellenoff Grossman & Schole LLP, counsel for the Underwriters, such counsel’s written opinion and negative assurance statement, dated the Firm Closing Date, with respect to such matters as the Underwriters may reasonably require, and the Company shall have furnished to such counsel such documents as they request for enabling them to pass upon such matters.

(h)         At the time of the execution of this Agreement, the Representative shall have received from each of (i) Grant Thornton LLP and (ii) Deloitte & Touche LLP, a letter, addressed to the Underwriters, executed and dated such date, in form and substance satisfactory to the Representative (i) confirming that they are an independent registered accounting firm with respect to the Company within the meaning of the Securities Act and the Rules and Regulations and PCAOB and (ii) stating the conclusions and findings of such firm, of the type ordinarily included in accountants’ “comfort letters” to underwriters, with respect to the financial statements and certain financial information contained or incorporated by reference in the Registration Statements, the General Disclosure Package and the Prospectus.

(i)          On the effective date of any post-effective amendment to any Registration Statement and on the Firm Closing Date, the Representative shall have received a letter (the “bring-down letter”) from each of (i) Grant Thornton LLP and (ii) Deloitte & Touche LLP, addressed to the Underwriters and dated the Firm Closing Date confirming, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the General Disclosure Package and the Prospectus, as the case may be, as of a date not more than three (3) business days prior to the date of the bring-down letter), the conclusions and findings of such firm, of the type ordinarily included in accountants’ “comfort letters” to underwriters, with respect to the financial information and other matters covered by its letter delivered to the Representative concurrently with the execution of this Agreement pursuant to paragraph (h) of this Section 6.

(j)        The Company shall have furnished to the Representative a certificate, dated the Firm Closing Date, of its Chief Executive Officer and its Chief Financial Officer stating that (i) such officers have carefully examined the Registration Statement, the General Disclosure Package, any Permitted Free Writing Prospectus and the Prospectus and, in their opinion, the Registration Statements and each amendment thereto, at the Applicable Time, as of the date of this Agreement and as of the Firm Closing Date did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the General Disclosure Package, as of the Applicable Time and as of the Firm Closing Date, any Permitted Free Writing Prospectus as of its date and as of the Firm Closing Date, the Prospectus and each amendment or supplement thereto, as of the respective date thereof and as of the Firm Closing Date, did not include any untrue statement of a material fact and did not omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances in which they were made, not misleading, (ii) since the effective date of the Initial Registration Statement, no event has occurred which should have been set forth in a supplement or amendment to the Registration Statements, the General Disclosure Package or the Prospectus, (iii) to the best of their knowledge after reasonable investigation, as of the Firm Closing Date, the representations and warranties of the Company in this Agreement are true and correct and the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Firm Closing Date, and (iv) there has not been, subsequent to the date of the most recent audited financial statements included or incorporated by reference in the General Disclosure Package, any material adverse change in the financial position or results of operations of the Company and its Material Subsidiaries, or any change or development that, singularly or in the aggregate, would involve a material adverse change or a prospective material adverse change, in or affecting the condition (financial or otherwise), results of operations, business, assets or prospects of the Company and its Material Subsidiaries, except as set forth in the General Disclosure Package or the Prospectus.

(k)         Since the date of the latest audited financial statements included in the General Disclosure Package or incorporated by reference in the General Disclosure Package as of the date hereof, (i) neither the Company nor any of its Material Subsidiaries shall have sustained any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth in the General Disclosure Package and/or the Prospectus, and (ii) there shall not have been any change in the capital stock (other than stock option and warrant exercises and stock repurchases in the ordinary course of business) or long-term debt of the Company or any of its Material Subsidiaries, or any change, or any development involving a prospective change, in or affecting the business, general affairs, management, financial position, stockholders’ equity or results of operations of the Company and its Material Subsidiaries, otherwise than as set forth in the General Disclosure Package and/or the Prospectus, the effect of which, in any such case described in clause (i) or (ii) of this paragraph (i) is, in the judgment of the Representative, so material and adverse as to make it impracticable or inadvisable to proceed with the sale or delivery of the Shares and Warrants on the terms and in the manner contemplated in the General Disclosure Package.

(l)         No action shall have been taken and no law, statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency or body which would prevent the issuance or sale of the Shares and Warrants or materially and adversely affect or potentially materially and adversely affect the business or operations of the Company; and no injunction, restraining order or order of any other nature by any federal or state court of competent jurisdiction shall have been issued which would prevent the issuance or sale of the Shares and Warrants or materially and adversely affect or potentially materially and adversely affect the business or operations of the Company or its Material Subsidiaries.

(m)         The Underwriters shall have received clearance from FINRA as to the amount of compensation allowable or payable to the Underwriters as described in the Pricing Prospectus

(n)         Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Shares Exchange, Nasdaq Global Market or the NYSE Amex or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or materially limited, or minimum or maximum prices or maximum range for prices shall have been established on any such exchange or such market by the Commission, by such exchange or market or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by Federal or state or PRC authorities or a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States or the PRC, (iii) the United States or the PRC shall have become engaged in hostilities, or the subject of an act of terrorism, or there shall have been an outbreak of or escalation in hostilities involving the United States or the PRC, or there shall have been a declaration of a national emergency or war by the United States or the PRC or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States or the PRC shall be such) as to make it, in the judgment of the Representative, impracticable or inadvisable to proceed with the sale or delivery of the Shares and Warrants on the terms and in the manner contemplated in the General Disclosure Package and the Prospectus.

(o)          The Company shall have filed a Notification Form: Listing of Additional Shares with the NYSE Amex concerning the Shares and Warrant Shares and shall have received no objection thereto from the NYSE Amex.

(p)          The Representative shall have received on and as of the Firm Closing Date satisfactory evidence of the good standing of the Company and its US Subsidiaries in their respective jurisdictions of organization and their good standing as foreign entities in such other jurisdictions as the Representative may reasonably request, in each case in writing or any standard form of telecommunication from the appropriate Governmental Authorities of such jurisdictions.

(q)          The Representative shall have received the written agreements, substantially in the form of Exhibit A hereto, of the persons and entities listed in Exhibit B to this Agreement.

(r)         The Company shall have furnished to the Underwriters a Certificate of the Chief Financial Officer of the Company, in form and substance reasonably satisfactory to counsel for the Underwriters.

(s)         The Company shall have furnished to the Underwriters a Secretary’s Certificate of the Company, in form and substance reasonably satisfactory to counsel for the Underwriters.

(t)        On or prior to each Closing Date, the Company shall have furnished to the Representative such further certificates and documents as the Representative may reasonably request.

All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters.

7.           INDEMNIFICATION AND CONTRIBUTION.

(a)          The Company shall indemnify and hold harmless each Underwriter, its directors, officers, managers, members, employees, representatives and agents and each of its and their respective directors, officers, members, employees, representatives and agents and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (collectively the “Underwriter Indemnified Parties,” and each an “Underwriter Indemnified Party”) against any loss, claim, damage, expense or liability whatsoever (or any action, investigation or proceeding in respect thereof), joint or several, to which such Underwriter Indemnified Party may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, expense, liability, action, investigation or proceeding arises out of or is based upon (A) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any Issuer Free Writing Prospectus, any “issuer information” that is used in connection with the offering and sale of the Shares and Warrants by, or with the approval of, the Company filed or required to be filed pursuant to Rule 433(d) of the Rules and Regulations, any Registration Statement or the Prospectus, or in any amendment or supplement thereto or document incorporated by reference therein, or (B) the omission or alleged omission to state in any Preliminary Prospectus, any Issuer Free Writing Prospectus, any “issuer information” that is used in connection with the offering and sale of the Shares and Warrants by, or with the approval of, the Company filed or required to be filed pursuant to Rule 433(d) of the Rules and Regulations, any Registration Statement or the Prospectus, or in any amendment or supplement thereto or document incorporated by reference therein, a material fact required to be stated therein or necessary to make the statements therein in light of (other than in the case of any Registration Statement) the circumstances under which they are made not misleading, and shall reimburse each Underwriter Indemnified Party promptly upon demand for any legal fees or other expenses reasonably incurred by that Underwriter Indemnified Party in connection with investigating, or preparing to defend, or defending against, or appearing as a third party witness in respect of, or otherwise incurred in connection with, any such loss, claim, damage, expense, liability, action, investigation or proceeding, as such fees and expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, expense or liability arises out of or is based upon an untrue statement or alleged untrue statement in, or omission or alleged omission from any Preliminary Prospectus, any Registration Statement or the Prospectus, or any such amendment or supplement thereto, or any Issuer Free Writing Prospectus made in reliance upon and in conformity with written information furnished to the Company through the Representative by or on behalf of any Underwriter specifically for use therein, which information the parties hereto agree is limited to the Underwriters’ Information (as defined in Section 17).

The indemnity agreement in this Section 7(a) is not exclusive and is in addition to each other liability which the Company might have under this Agreement or otherwise, and shall not limit any rights or remedies which may otherwise be available under this Agreement, at law or in equity to any Underwriter Indemnified Party.

(b)          Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Company and its directors, its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (collectively the “Company Indemnified Parties” and each a “Company Indemnified Party”) against any loss, claim, damage, expense or liability whatsoever (or any action, investigation or proceeding in respect thereof), joint or several, to which such Company Indemnified Party may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, expense, liability, action, investigation or proceeding arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any Issuer Free Writing Prospectus, any “issuer information” filed or required to be filed pursuant to Rule 433(d) of the Rules and Regulations, any Registration Statement or the Prospectus, or in any amendment or supplement thereto, or (ii) the omission or alleged omission to state in any Preliminary Prospectus, any Issuer Free Writing Prospectus, any “issuer information” filed or required to be filed pursuant to Rule 433(d) of the Rules and Regulations, any Registration Statement or the Prospectus, or in any amendment or supplement thereto, a material fact required to be stated therein or necessary to make the statements therein in light of (other than in the case of any Registration Statement) the circumstances under which they are made not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through the Representative by or on behalf of that Underwriter specifically for use therein, which information the parties hereto agree is limited to the Underwriters’ Information as defined in Section 17, and shall reimburse the Company Indemnified Parties promptly on demand for any legal or other expenses reasonably incurred by such party in connection with investigating or preparing to defend or defending against or appearing as third party witness in connection with any such loss, claim, damage, liability, action, investigation or proceeding, as such fees and expenses are incurred. This indemnity agreement is not exclusive and will be in addition to any liability which the Underwriters might otherwise have and shall not limit any rights or remedies which may otherwise be available under this Agreement, at law or in equity to the Company Indemnified Parties. Notwithstanding the provisions of this Section 7(b), in no event shall any indemnity by any Underwriter under this Section 7(b) exceed the total discount and commission received by such Underwriter in connection with the Offering.

(c)          Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under this Section 7, notify such indemnifying party in writing of the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 7 except to the extent it has been materially prejudiced by such failure; and, provided, further, that the failure to notify an indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 7. If any such action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense of such action with counsel reasonably satisfactory to the indemnified party (which counsel shall not, except with the written consent of the indemnified party, be counsel to the indemnifying party). After notice from the indemnifying party to the indemnified party of its election to assume the defense of such action, except as provided herein, the indemnifying party shall not be liable to the indemnified party under Section 7 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense of such action other than reasonable costs of investigation; provided, however, that any indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense of such action but the fees and expenses of such counsel (other than reasonable costs of investigation) shall be at the expense of such indemnified party unless (i) the employment thereof has been specifically authorized in writing by the Company in the case of a claim for indemnification under Section 7(a) or the Underwriters in the case of a claim for indemnification under Section 7(b), (ii) such indemnified party shall have been advised by its counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party, or (iii) the indemnifying party has failed to assume the defense of such action and employ counsel reasonably satisfactory to the indemnified party within a reasonable period of time after notice of the commencement of the action or the indemnifying party does not diligently defend the action after assumption of the defense, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of (or, in the case of a failure to diligently defend the action after assumption of the defense, to continue to defend) such action on behalf of such indemnified party and the indemnifying party shall be responsible for legal or other expenses subsequently incurred by such indemnified party in connection with the defense of such action; provided, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all such indemnified parties (in addition to any local counsel), which firm shall be designated in writing by the Underwriters if the indemnified parties under this Section 7 consist of any Underwriter Indemnified Party or by the Company if the indemnified parties under this Section 7 consist of any Company Indemnified Parties. Subject to this Section 7(c), the amount payable by an indemnifying party under Section 7 shall include, but not be limited to, (x) reasonable legal fees and expenses of counsel to the indemnified party and any other expenses in investigating, or preparing to defend or defending against, or appearing as a third party witness in respect of, or otherwise incurred in connection with, any action, investigation, proceeding or claim, and (y) all amounts paid in settlement of any of the foregoing. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of judgment with respect to any pending or threatened action or any claim whatsoever, in respect of which indemnification or contribution could be sought under this Section 7 (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party in form and substance reasonably satisfactory to such indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party. Subject to the provisions of the following sentence, no indemnifying party shall be liable for settlement of any pending or threatened action or any claim whatsoever that is effected without its written consent (which consent shall not be unreasonably withheld or delayed), but if settled with its written consent, if its consent has been unreasonably withheld or delayed or if there be a judgment for the plaintiff in any such matter, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment. In addition, if at any time an indemnified party shall have requested that an indemnifying party reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Sections 7(a) or 7(b) effected without its written consent if (i) such settlement is entered into more than forty-five (45) days after receipt by such indemnifying party of the request for reimbursement, (ii) such indemnifying party shall have received notice of the terms of such settlement at least thirty (30) days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

(d)          If the indemnification provided for in this Section 7 is unavailable or insufficient to hold harmless an indemnified party under Section 7(a) or 7(b), then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid, payable or otherwise incurred by such indemnified party as a result of such loss, claim, damage, expense or liability (or any action, investigation or proceeding in respect thereof), as incurred, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Shares and Warrants, or (ii) if the allocation provided by clause (i) of this Section 7(d) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) of this Section 7(d) but also the relative fault of the Company on the one hand and the Underwriters on the other with respect to the statements, omissions, acts or failures to act which resulted in such loss, claim, damage, expense or liability (or any action, investigation or proceeding in respect thereof) as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Shares and Warrants purchased under this Agreement (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters with respect to the Shares and Warrants purchased under this Agreement, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company on the one hand and the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Underwriters on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement, omission, act or failure to act; provided that the parties hereto agree that the written information furnished to the Company through the Representative by or on behalf of the Underwriters for use in the Preliminary Prospectus, any Registration Statement or the Prospectus, or in any amendment or supplement thereto, consists solely of the Underwriters’ Information as defined in Section 17.

(e)          The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to Section 7(d) above were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to Section 7(d) above. The amount paid or payable by an indemnified party as a result of the loss, claim, damage, expense, liability, action, investigation or proceeding referred to in Section 7(d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating, preparing to defend or defending against or appearing as a third party witness in respect of, or otherwise incurred in connection with, any such loss, claim, damage, expense, liability, action, investigation or proceeding. Notwithstanding the provisions of this Section 7, no Underwriters shall be required to contribute any amount in excess of the total underwriting discounts and commissions received by such Underwriter with respect to the offering of the Shares and Warrants exceeds the amount of any damages which the Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement, omission or alleged omission, act or alleged act or failure to act or alleged failure to act. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute as provided in this Section 7 are several in proportion to their respective underwriting obligations and not joint.

8.           TERMINATION. The obligations of the Underwriters hereunder may be terminated by the Representative, in their absolute discretion by notice given to the Company prior to delivery of and payment for the Shares and Warrants if, prior to that time, any of the events described in Sections 6(k), 6(l) or 6(n) have occurred, or if the Underwriters shall decline to purchase the Shares and Warrants for any reason permitted under this Agreement (other than as a result of a termination pursuant to Section 10).

9.           REIMBURSEMENT OF UNDERWRITERS’ EXPENSES. Notwithstanding anything to the contrary in this Agreement, if (a) this Agreement shall have been terminated pursuant to Section 8 or 10, (b) the Company shall fail to tender the Shares and Warrants for delivery to the Underwriters for any reason not permitted under this Agreement, (c) the Underwriters shall decline to purchase the Shares and Warrants for any reason permitted under this Agreement, (d) the sale of the Shares and Warrants is not consummated because any condition to the obligations of the Underwriters set forth herein is not satisfied or (e) the sale of the Shares and Warrants is not consummated because of the refusal, inability or failure on the part of the Company to perform any agreement herein or to satisfy any condition or to comply with the provisions hereof, then in addition to the payment of amounts in accordance with Section 5, the Company shall reimburse the Underwriters for the fees and expenses of Underwriters’ counsel and for such other out-of-pocket expenses as shall have been reasonably incurred by them in connection with this Agreement and the proposed purchase of the Shares and Warrants, including, without limitation, travel and lodging expenses of the Underwriters, and upon demand the Company shall pay the full amount thereof to the Underwriters; provided that in no event shall the Company be obligated to reimburse the Underwriters pursuant to clauses (a), (c) or (d) in an amount in excess of $50,000 in the aggregate. If this Agreement is terminated pursuant to Section 10 by reason of the default of one or more Underwriters, the Company shall not be obligated to reimburse any defaulting Underwriter on account of expenses to the extent incurred by such defaulting Underwriter provided that the foregoing shall not limit any reimbursement obligation of the Company to any non-defaulting Underwriter under this Section 9.

10.         SUBSTITUTION OF UNDERWRITERS. If any Underwriter or Underwriters shall default in its or their obligations to purchase shares of Shares and Warrants hereunder on each Closing Date and the aggregate number of shares which such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed ten percent (10%) of the total number of shares to be purchased by all Underwriters on each Closing Date, the other Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the shares which such defaulting Underwriter or Underwriters agreed but failed to purchase on each Closing Date. If any Underwriter or Underwriters shall so default and the aggregate number of shares with respect to which such default or defaults occur is more than ten percent (10%) of the total number of shares to be purchased by all Underwriters on each Closing Date and arrangements satisfactory to the Representative and the Company for the purchase of such shares by other persons are not made within forty-eight (48) hours after such default, this Agreement shall terminate.

If the remaining Underwriters or substituted Underwriters are required hereby or agree to take up all or part of the shares of Shares and Warrants of a defaulting Underwriter or Underwriters on each Closing Date as provided in this Section 10, (i) the Company shall have the right to postpone each Closing Date for a period of not more than five (5) full business days in order that the Company may effect whatever changes may thereby be made necessary in the Registration Statements or the Prospectus, or in any other documents or arrangements, and the Company agrees promptly to file any amendments to the Registration Statements or supplements to the Prospectus which may thereby be made necessary, and (ii) the respective numbers of shares to be purchased by the remaining Underwriters or substituted Underwriters shall be taken as the basis of their underwriting obligation for all purposes of this Agreement. Nothing herein contained shall relieve any defaulting Underwriter of its liability to the Company or the other Underwriters for damages occasioned by its default hereunder. Any termination of this Agreement pursuant to this Section 10 shall be without liability on the part of any non-defaulting Underwriter or the Company, except that the representations, warranties, covenants, indemnities, agreements and other statements set forth in Section 3, the obligations with respect to expenses to be paid or reimbursed pursuant to Sections 5 and 9 and the provisions of Section 7 and Sections 11 through 21, inclusive, shall not terminate and shall remain in full force and effect.

11.         ABSENCE OF FIDUCIARY RELATIONSHIP. The Company acknowledges and agrees that:

(a)          each Underwriter’s responsibility to the Company is solely contractual in nature, the Representative has been retained solely to act as underwriters in connection with the sale of the Shares and Warrants and no fiduciary, advisory or agency relationship between the Company and the Representative has been created in respect of any of the transactions contemplated by this Agreement, irrespective of whether the Underwriters have advised or are advising the Company on other matters;

(b)          the price of the Shares and Warrants set forth in this Agreement was established by the Company following discussions and arms-length negotiations with the Representative, and the Company is capable of evaluating and understanding, and understands and accepts, the terms, risks and conditions of the transactions contemplated by this Agreement;

(c)          it has been advised that the Underwriters and each of their affiliates are engaged in a broad range of transactions which may involve interests that differ from those of the Company and that the Representative has no obligation to disclose such interests and transactions to the Company by virtue of any fiduciary, advisory or agency relationship; and

(d)          it waives, to the fullest extent permitted by law, any claims it may have against the Representative for breach of fiduciary duty or alleged breach of fiduciary duty and agrees that the Representative shall have no liability (whether direct or indirect) to the Company in respect of such a fiduciary duty claim or to any person asserting a fiduciary duty claim on behalf of or in right of the Company, including stockholders, employees or creditors of the Company.

12.         SUCCESSORS; PERSONS ENTITLED TO BENEFIT OF AGREEMENT. This Agreement shall inure to the benefit of and be binding upon the several Underwriters, the Company and their respective successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, other than the persons mentioned in the preceding sentence, any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person; except that the representations, warranties, covenants, agreements and indemnities of the Company contained in this Agreement shall also be for the benefit of the Underwriter Indemnified Parties, and the indemnities of the several Underwriters shall be for the benefit of the Company Indemnified Parties. It is understood that each Underwriter’s responsibility to the Company is solely contractual in nature and the Underwriters do not owe the Company, or any other party, any fiduciary duty as a result of this Agreement. No purchaser of any of the Shares and Warrants from any Underwriter shall be deemed to be a successor or assign by reason merely of such purchase.

13.         SURVIVAL OF INDEMNITIES, REPRESENTATIONS, WARRANTIES, ETC. The respective indemnities, covenants, agreements, representations, warranties and other statements of the Company and the several Underwriters, as set forth in this Agreement or made by them respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter, the Company or any person controlling any of them and shall survive delivery of and payment for the Shares and Warrants. Notwithstanding any termination of this Agreement, including without limitation any termination pursuant to Section 8 or Section 10, the indemnity and contribution and reimbursement agreements contained in Sections 7  and 9 and the covenants, representations, warranties set forth in this Agreement shall not terminate and shall remain in full force and effect at all times..

14.         NOTICES. All statements, requests, notices and agreements hereunder shall be in writing, and:

(a)           if to the Representative, shall be delivered or sent by mail, overnight courier, facsimile transmission or email to Maxim Group LLC, 405 Lexington Avenue, New York, New York 10174, Attention: Clifford Teller, Fax: (212) 895-3783, with a copy (which shall not constitute notice hereunder) to Ellenoff Grossman & Schole LLP, Attention: Barry I.Grossman, Fax: (212) 370-7889; and

(b)          if to the Company, shall be delivered or sent by mail, telex, or facsimile transmission to NeoStem, Inc., 420 Lexington Avenue, Suite 450, New York, New York 10170, Attention: General Counsel, Fax: 646-514-7787, with a copy (which shall not constitute notice hereunder) to Lowenstein Sandler PC, 65 Livingston Avenue, Roseland, New Jersey 07068, Attention: Alan Wovsaniker, Esq., Fax: 973-597-2565;

provided, however, that any notice to an Underwriter pursuant to Section 7 shall be delivered or sent by mail, or facsimile transmission to such Underwriter at its address set forth in its acceptance telex to the Representative, which address will be supplied to any other party hereto by the Representative upon request. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.

15.         DEFINITION OF CERTAIN TERMS. For purposes of this Agreement, (a) “business day” means any day on which the New York Shares Exchange, Inc. is open for trading and (b) “subsidiary” has the meaning set forth in Rule 405 of the Rules and Regulations and (c) “knowledge” means the knowledge of the executive officers and directors of the Company after reasonable inquiry.

16.        GOVERNING LAW AND JURISDICTION. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, including without limitation Section 5-1401 of the New York General Obligations Law. No legal proceeding may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have jurisdiction over the adjudication of such matters, and the Company and the Underwriters each hereby consent to the jurisdiction of such courts and personal service with respect thereto.  The Company and the Underwriters each hereby waive all right to trial by jury in any legal proceeding (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement.  The Company agrees that a final judgment in any such legal proceeding brought in any such court shall be conclusive and binding upon the Company and the Underwriters and may be enforced in any other courts in the jurisdiction of which the Company is or may be subject, by suit upon such judgment

17.         UNDERWRITERS’ INFORMATION. The parties hereto acknowledge and agree that, for all purposes of this Agreement, the Underwriters’ Information consists solely of the statements concerning the Underwriters contained in the first, tenth, fifteenth and sixteenth (the latter referring to stabilizing transactions and passive market making) paragraphs under the heading “Underwriting.”

18.         AUTHORITY OF THE REPRESENTATIVE. In connection with this Agreement, you will act for and on behalf of the several Underwriters, and any action taken under this Agreement by the Representative, will be binding on all the Underwriters.

19.         PARTIAL UNENFORCEABILITY. The invalidity or unenforceability of any section, paragraph, clause or provision of this Agreement shall not affect the validity or enforceability of any other section, paragraph, clause or provision hereof. If any section, paragraph, clause or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

20.         GENERAL. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof.  In this Agreement, the masculine, feminine and neuter genders and the singular and the plural include one another. The section headings in this Agreement are for the convenience of the parties only and will not affect the construction or interpretation of this Agreement. This Agreement may be amended or modified, and the observance of any term of this Agreement may be waived, only by a writing signed by the Company and the Representative.

21.         COUNTERPARTS. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument and such signatures may be delivered by facsimile or by e-mail delivery of a “pdf” format data file.

If the foregoing is in accordance with your understanding of the agreement between the Company and the several Underwriters, if any, kindly indicate your acceptance in the space provided for that purpose below.

Very truly yours,

NEOSTEM, INC.

By:	/s/ Robin L. Smith
Name: Robin L. Smith
Title: Chairman and CEO

Accepted as of the
date first above written:

MAXIM GROUP LLC
Acting on its own behalf and as Representative
of the several Underwriters, if any, referred to in the foregoing Agreement.

By:	/s/ Clifford A. Teller
Name: Clifford A. Teller
Title: Executive Managing Director, Investment Banking

SCHEDULE I

Underwriters

Name	Number of Units to be Purchased

Maxim Group LLC	15,000,000

Total	15,000,000

SCHEDULE II

General Use Free Writing Prospectuses

None.

SCHEDULE III

Pricing Information

Number of Shares Sold:	15,000,000

Number of Warrants Sold:	15,000,000

Purchase Price Per Unit:	$0.372

Net Proceeds to the Company:	$ 5,580,000 (excluding reimbursable expenses)

EXHIBIT A

Form of Lock-Up Agreement

MAXIM GROUP LLC

As Representative of the Several Underwriters

405 Lexington Avenue

New York, New York 10174

Re:        NeoStem, Inc.

Dear Sirs:

In order to induce the several underwriters (the “Underwriters”) for whom Maxim Group LLC (“Maxim”) is acting as representative, to enter in to a certain underwriting agreement with NeoStem, Inc., a Delaware corporation (the “Company”), with respect to the public offering of shares of the Company’s Common Stock, par value $0.001 per share (“Common Stock”) and warrants to purchase shares of Common Stock, the undersigned hereby agrees that for a period (the “lock-up period”) of seventy-five (75) days following the date of the Underwriting Agreement, the undersigned will not, without the prior written consent of Maxim, directly or indirectly, (i) offer, sell, assign, transfer, pledge, contract to sell, or otherwise dispose of, any shares of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock (including, without limitation, shares of Common Stock or any such securities which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations promulgated under the Securities Act of 1933, as amended (the “Securitas Act”), as the same may be amended or supplemented from time to time (such shares or securities, the “Beneficially Owned Shares”), (ii) enter into any swap, hedge or other agreement or arrangement that transfers in whole or in part, the economic risk of ownership of any Beneficially Owned Shares, Common Stock or securities convertible into or exercisable or exchangeable for Common Stock, or (iii) engage in any short selling of any Beneficially Owned Shares, Common Stock or securities convertible into or exercisable or exchangeable for Common Stock.

The restrictions set forth in the immediately preceding paragraph shall not apply to:

(1)           if the undersigned is a natural person, any transfers made by the undersigned (a) as a bona fide gift to any member of the immediate family (as defined below) of the undersigned or to a trust the beneficiaries of which are exclusively the undersigned or members of the undersigned’s immediate family, (b) by will or intestate succession upon the death of the undersigned or (c) as a bona fide gift to a charity or educational institution,

(2)           if the undersigned is a corporation, partnership, limited liability company or other business entity, any transfers to any shareholder, partner or member of, or owner of a similar equity interest in, the undersigned, as the case may be, if, in any such case, such transfer is not for value, and

(3)           if the undersigned is a corporation, partnership, limited liability company or other business entity, any transfer made by the undersigned (a) in connection with the sale or other bona fide transfer in a single transaction of all or substantially all of the undersigned’s capital stock, partnership interests, membership interests or other similar equity interests, as the case may be, or all or substantially all of the undersigned’s assets, in any such case not undertaken for the purpose of avoiding the restrictions imposed by this Agreement or (b) to another corporation, partnership, limited liability company or other business entity so long as the transferee is an affiliate (as defined below) of the undersigned and such transfer is not for value.

provided, however, that in the case of any transfer described in clause (1), (2) or (3) above, it shall be a condition to the transfer that (A) the transferee executes and delivers to Maxim, acting on behalf of the Underwriters, not later than one business day prior to such transfer, a written agreement, in substantially the form of this Agreement (it being understood that any references to “immediate family” in the agreement executed by such transferee shall expressly refer only to the immediate family of the undersigned and not to the immediate family of the transferee) and otherwise satisfactory in form and substance to Maxim, and (B) if the undersigned is required to file a report under Section 16(a) of the Securities Exchange Act of 1934, as amended, reporting a reduction in beneficial ownership of shares of Common Stock or Beneficially Owned Shares or any securities convertible into or exercisable or exchangeable for Common Stock or Beneficially Owned Shares during the Lock-Up Period (as the same may be extended as described above), the undersigned shall include a statement in such report to the effect that, in the case of any transfer pursuant to clause (1) above, such transfer is being made as a gift or by will or intestate succession or, in the case of any transfer pursuant to clause (2) above, such transfer is being made to a shareholder, partner or member of, or owner of a similar equity interest in, the undersigned and is not a transfer for value or, in the case of any transfer pursuant to clause (3) above, such transfer is being made either (a) in connection with the sale or other bona fide transfer in a single transaction of all or substantially all of the undersigned’s capital stock, partnership interests, membership interests or other similar equity interests, as the case may be, or all or substantially all of the undersigned’s assets or (b) to another corporation, partnership, limited liability company or other business entity that is an affiliate of the undersigned and such transfer is not for value.  For purposes of this paragraph, “immediate family” shall mean a spouse, child, grandchild or other lineal descendant (including by adoption), father, mother, brother or sister of the undersigned; and “affiliate” shall have the meaning set forth in Rule 405 under the Securities Act.

If (i) the Company issues an earnings release or material news or a material event relating to the Company occurs during the last seventeen (17) days of the lock-up period, or (ii) prior to the expiration of the lock-up period, the Company announces that it will release earnings results during the sixteen (16)-day period beginning on the last day of the lock-up period, the restrictions imposed by this Agreement shall continue to apply until the expiration of the eighteen (18)-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.

Anything contained herein to the contrary notwithstanding, any person to whom shares of Common Stock, securities convertible into or exercisable or exchangeable for Common Stock or Beneficially Owned Shares are transferred from the undersigned shall be bound by the terms of this Agreement.

In addition, the undersigned hereby waives, from the date hereof until the expiration of the lock-up period, any and all rights, if any, to request or demand registration pursuant to the Securities Act, of any shares of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock that are registered in the name of the undersigned or that are Beneficially Owned Shares.  In order to enable the aforesaid covenants to be enforced, the undersigned hereby consents to the placing of legends and/or stop transfer orders with the transfer agent of the Common Stock with respect to any shares of Common Stock, securities convertible into or exercisable or exchangeable for Common Stock or Beneficially Owned Shares.

[Signatory]

By:
Name:
Title:

EXHIBIT B

Officers, Directors, and Shareholders Executing Lock-Up Agreements

Robin L. Smith, M.D., MBA

Larry A. May

Catherine M. Vaczy

Robert A. Preti, Ph.D.

Andrew L. Pecora

Jason Kolbert

Joseph Talamo

RimAsia

EXHIBIT C

Form of Legal Opinion and Negative Assurance Statement of Lowenstein Sandler PC

EXHIBIT D

Form of Warrant

EXHIBIT E

Form of Legal Opinion and Negative Assurance Statement of Jun He Law Office

EXHIBIT F

Form of Legal Opinion and Negative Assurance Statement of Greenberg Traurig LLP